                                                                   EXHIBIT 10.20


                                   RCPI TRUST
                      c/o TISHMAN SPEYER PROPERTIES, L.P.
                              45 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10111


                                                           As of August 24, 2000

GHA Management Corporation
630 Fifth Avenue
New York, New York 10111

Antigenics Inc.
630 Fifth Avenue
New York, New York 10111

RE:  CONSENT TO ASSIGNMENT

     "Building":     630 Fifth Avenue, New York, New York.

     "Premises":     A portion of the 16th and 21st Floor of the Building
                     designated as Space 'B' and Space 'H' respectively.

     "Landlord":     RCPI Trust

     "Tenant":       GHA Management Corporation, a New York corporation.

     "Assignee":     Antigenics Inc., a Delaware corporation.

     "Assignment":   Assignment of Lease, dated as of this 3rd of January, 2000.

     "Lease": Lease, dated December 6, 1995 between Landlord's predecessor-in-interest, Rockefeller Center Properties, and Tenant, as amended by the First Amendment to the Lease dated as of October 23, 1996 and the Second Amendment to the Lease dated as of February 25, 2000 and as same may be amended, modified, extended or restated from time to time.


Ladies and Gentlemen:

     You have requested our consent to the assignment of the Lease pursuant to the Assignment. Such consent is hereby granted on the terms and conditions, and in reliance upon the representations and warranties, set forth in this letter agreement (this "AGREEMENT").

GHA Management Corporation             2
Antigenics Inc.


          1. Tenant represents and warrants to Landlord that (a) the Lease is in full force and effect; (b) the Lease has not been assigned or encumbered other than pursuant to the Assignment; (c) Tenant knows of no defense or counterclaim to the enforcement of the Lease; (d) Tenant is not entitled to any reduction, offset or abatement of the rent payable under the Lease; (e) all work to be performed to the Premises by Landlord pursuant to the Lease has been completed and there are no sums due to Tenant from Landlord, (f) a true and complete copy of the Assignment is attached hereto, and the Assignment constitutes the complete agreement between Tenant and Assignee with respect to the subject matter thereof, (g) Tenant is not in default of any of its obligations or covenants, and has not breached any of its representations or warranties, under the Lease, (h) there are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy or insolvency laws of the United States or any state thereof, and (i) the Assignment and this Agreement have been duly authorized, executed and delivered by Tenant. Assignee represents and warrants to Landlord that (a) a true and complete copy of the Assignment is attached hereto, and the Assignment constitutes the complete agreement between Tenant and Assignee with respect to the subject matter thereof, (b) there are no actions, whether voluntary or otherwise, pending against Assignee under the bankruptcy or insolvency laws of the United States or any state thereof, and (c) the Assignment and this Agreement have been duly authorized, executed and delivered by Assignee.

          2. Landlord shall not be bound or estopped by any provision of the Assignment, including any provision purporting to impose any obligations upon Landlord. Nothing contained herein shall be construed as a consent to, approval of, or ratification by Landlord of, any of the particular provisions of the Assignment or any plan or drawing referred to or contained therein. This Agreement shall not be deemed or construed to modify, amend or affect the terms and provisions of the Lease or the tenant's obligations thereunder and shall not constitute a waiver of any breach of the performance of the tenant's obligations thereunder.

          3. If Tenant or Assignee violates any of the terms of this Agreement, or if any representation by Tenant or Assignee in this Agreement is untrue in any material respect, then in either event Landlord may declare the Lease to be in default and avail itself of all remedies provided at law or equity or in the Lease with respect to defaults.

          4.  Tenant and Assignee each agrees that:

               (a) none of Landlord's shareholders, partners, directors, officers, agents, trustees, beneficiaries or employees, directly or indirectly, shall be liable for Landlord's performance under the Lease or this Agreement;

GHA Management Corporation                3
Antigenics Inc.


               (b) Landlord's liability shall be limited to the value of Landlord's interest in the Building and the Land (as such terms are defined in the Lease);

               (c) it will not seek to satisfy any judgment against Landlord out of the assets of any person or entity other than Landlord (but only to the extent provided in CLAUSE (b) above); and

               (d) the obligations of Landlord under this Agreement and the Lease shall not be binding upon Landlord after the sale, conveyance, assignment or transfer by Landlord of its interest in the Building and the Land, and Tenant and Assignee shall look solely to the transferee for the satisfaction of such obligations. Any such transferee shall be deemed to have assumed all of Landlord's obligations under this Agreement.

          5. Tenant and Assignee shall be and remain jointly and severally liable and responsible for the due and faithful keeping, performance and observance of all of the terms and conditions set forth in the Lease on the part of the tenant thereunder to be kept, performed and observed (including, without limitation, the payment as and when due of all fixed rent and additional rent).

          6. The Lease and this Agreement constitute the entire agreement of the parties with respect to Landlord's consent to the Assignment. This Agreement may not be changed except in writing signed by the party to be charged.

          7. Upon the execution of this Agreement, Tenant shall pay to Landlord in reimbursement of Landlord's costs and expenses incurred in connection with the Assignment the sum of $1,500.00.

          8.  This Agreement shall be construed and governed by New York law.

          9. Landlord's rights and remedies under this Agreement shall be in addition to every other right or remedy available to it under the Lease, at law, in equity or otherwise and Landlord shall be able to assert its rights and remedies at the same time as, before, or after its assertion of any other rights or remedy to which it is entitled without in any way diminishing such other rights or remedies. The invalidity or unenforceability of any provision of this Agreement shall not impair the validity and enforceability of any other provision of this Agreement.

          10. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, except as provided in PARAGRAPH 4(d) above, and except that it shall not inure to the benefit of any successor or

GHA Management Corporation                4
Antigenics Inc.


     assign of Tenant or Assignee whose status was acquired in violation of the Lease or this Agreement.

          11. Tenant and Assignee, jointly and severally, agree to indemnify Landlord against, and hold it harmless from, all costs, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of any claims for brokerage commissions, finders fees or other compensation in connection with the Assignment or procuring possession of the Premises. Tenant and Assignee, at their sole expense, may defend any such claim with counsel reasonably acceptable to Landlord and settle any such claim at their expense, but only Landlord may approve the text of any stipulation, settlement agreement, consent order, judgment or decree entered into on its behalf. The provisions of this PARAGRAPH 11 shall survive the expiration or earlier termination of the Lease.

          12. Landlord's consent to the Assignment does not include consent to any further assignment of the Lease or to any subletting of any portion of the Premises, each of which requires Landlord's prior written consent. If Assignee desires Landlord's consent to any such other action it must specifically and separately request such consent.

          13. If there shall be any conflict or inconsistency between this Agreement and the Lease such conflict or inconsistency shall be determined for the benefit of, and by, Landlord.

          14. Each of the parties hereby irrevocably and unconditionally waives its right to a jury trial in any cause of action arising out of, or relating to, this Agreement.

          15. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all such counterparts shall together constitute one and the same instrument.

GHA Management Corporation                5
Antigenics Inc.


          Please acknowledge your agreement to the terms and conditions of this Agreement by signing this Agreement and returning it to the Landlord along with the payment required pursuant to PARAGRAPH 7. You may consider Landlord's consent to be effective upon your receipt of a fully executed copy of this Agreement.


                                        Very truly yours,

                                        TISHMAN SPEYER PROPERTIES, L.P.,
                                        as agent for RCPI Trust


                                        By: /s/ Geoffrey P. Wharton
                                           --------------------------------
                                           Geoffrey P. Wharton


AGREED TO:

GHA MANAGEMENT CORPORATION


By: /s/ Garo Aremen
   -------------------------
   Name:
   Title:


ANTIGENICS INC.


By: /s/ Garo Aremen
   -------------------------
   Name:
   Title:

                                   ASSIGNMENT

                              ASSIGNMENT OF LEASE

     THIS ASSIGNMENT OF LEASE (the "Assignment") is made as of this 3rd day of January 2000 (the "Effective Date"), by and among GHA Management Corporation, a New York corporation, with its principal offices at 630 Fifth Ave., New York, New York 10111 ("Assignor") and Antigenics Inc. having a mailing address of 630 Fifth Ave., New York, New York 10111 ("Assignee").


As used herein, the term "Lease" shall mean the Lease dated as of December 6, 1995, between ROCKEFELLER CENTRE PROPERTIES, a partnership and the predecessor-in-interest to RCPI TRUST, a Delaware business trust having an office at c/o Tishman Speyer Properties, L.P., 45 Rockefeller Plaza, New York, New York 10020 ("Landlord"), and Assignor as "Tenant," as amended by the First Amendment to Lease dated as of October 23, 1996 and the Second Amendment to lease dated February 25, 2000, between Landlord, as "Landlord," and Assignor, as "Tenant," concerning the Premises located as 630 Fifth Avenue Suite 2100, new York, New York 10111.

                                   WITNESSETH

     WHEREAS, Assignor and Assignee desire that all of Assignor's right, title and interest under the Lease be assigned to Assignee subject to the terms and conditions set forth in this Assignment, and

     WHEREAS, Landlord is willing to consent to such assignment subject to the terms and conditions set forth in this Assignment:

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, it is agreed among Assignor, Assignee and landlord as follows:

     1. Effective as of the Effective Date, Assignor assigns to Assignee all right, title and interest of Assignor under the Lease.

     2. Assignee shall comply with and assume all of the covenants, terms, conditions and obligations of Assignor under the Lease accruing on or after the Effective Date, provided, however, Assignee shall not assume any liability or obligation prior to or related to events occurring prior to the Effective Date.

     3. Assignor shall comply with all of the covenants, terms, conditions and obligations of the Tenant under the Lease occurring prior to the Effective Date. Not-withstanding any other provision of this Assignment, Assignor shall remain liable under the lease for any liability or obligation arising out of or relating to events prior to the Effective Date, and shall be liable and responsible for all defaults or events of Default (as defined in the Lease) arising prior to the Effective Date.

     4. Landlord consents to the assignment of the Lease from Assignor to Assignee and represents, warrants, covenants and agrees that the Lease is in full force and effect and, as of the date hereof, Landlord has no knowledge of any defaults in the payment of any monies or the performance of any other covenants, agreements or conditions of the Lease or of any facts which, with notice, the passage of time or both, would become a default.

     5. The terms and conditions of this Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, executors, legal representatives, successors in interest, successors and assigns.

     6. Except as assigned by this Assignment, the Lease remains unmodified and in full force and effect.

     7. Notwithstanding any provision of the consent to this Assignment delivered by the landlord under the Lease and acknowledged by Assignor and Assignee, Assignor shall remain fully responsible for and Assignee shall not assume any covenants, terms, conditions or obligations under the Lease accruing or relating to events, prior to the Effective Date. Assignor agrees to indemnify and hold harmless Assignee and its Representatives from and against any and all Damages and consequential damages arising from or relating to, any claim by the landlord against Assignee relating to any covenants, terms, conditions or obligations under the Lease accruing, or relating to events, prior to the Effective Date.


                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Assignor and Assignee have caused this Assignment to be duly executed.


                                       GHA Management Corporation, as Assignor



                                       By: /s/ Garo H. Armen
                                          -----------------------------------
                                       Name: Garo Armen, Ph.D.
                                       Title: President




                                       Antigenics, Inc., as Assignee



                                       By: /s/ Garo H. Armen
                                          ------------------------------------
                                       Name: Garo Armen, Ph.D.
                                       Title: Chief Executive Officer

LEASE NO.




                         ROCKEFELLER CENTER PROPERTIES,

                                               LANDLORD,


                                       TO

                          GHA MANAGEMENT CORPORATION,


                                                 TENANT.


                                ----------------


                                     LEASE

                             DATED December 6, 1995



                                ----------------



                                630 Fifth Avenue          BUILDING




                         ROCKEFELLER CENTER PROPERTIES
                          1230 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                                TABLE OF CONTENTS

Demise of Premises, Term and Rent........................................1

Completion and Occupancy.................................................2

Use of Premises..........................................................3

Fixtures.................................................................4

Electric Current and Water...............................................5

Various Covenants........................................................6

Assignment, Mortgaging, Subletting, etc..................................9

Changes or Alterations by Landlord......................................12

Damage by Fire, etc.....................................................13

Condemnation............................................................14

Compliance with Laws....................................................15

Accidents to Sanitary and other Systems.................................16

Subordination...........................................................16

Notices.................................................................17

Conditions of Limitation................................................17

Re-entry by Landlord....................................................18

Damages.................................................................19

Waivers by Tenant.......................................................20

Tenant's Removal........................................................20

Elevators, Cleaning, Services, etc......................................21

Lease Contains All Agreements-No Waivers................................22

Parties Bound; Exculpation..............................................22

Curing Tenant's Defaults-Additional Rents...............................23

Adjustments for Changes in Landlord's Costs and Expenses................24

Miscellaneous...........................................................27

Security................................................................29

Brokerage Commission....................................................30

Quiet Enjoyment.........................................................30

Hazardous Substances....................................................30

Initial Alteration by Tenant............................................31

Termination of Lease....................................................32

Sprinklers and Fire Alarms..............................................32

RCP-L(1/92)
MFL:ml
                                                                [logo]


     LEASE, dated December 6, 1995, between ROCKEFELLER CENTER PROPERTIES, a partnership, having an office at 1230 Avenue of the Americas, New York, N.Y. 10020 (the "Landlord"), and GHA MANAGEMENT CORPORATION, a New York corporation, having an office at 30 Rockefeller Plaza, New York, N.Y. 10112 (the "Tenant"),


                                  WITNESSETH:


                                   ARTICLE ONE
                        DEMISE OF PREMISES, TERM AND RENT

     1.1. The Landlord does hereby lease and demise to the Tenant, and the Tenant does hereby hire and take from the Landlord, subject and subordinate to the Qualified Encumbrances (as hereinafter defined) and upon and subject to the provisions of this Lease, for the term hereinafter stated, the space(s) substantially as shown hatched on the diagram(s) attached hereto as Exhibit A and designated as 'A' on the 9th Floor of the building known as 630 FIFTH AVENUE (the "Building"), situated upon a plot of land (the "Land"), and comprising a part of Rockefeller Center (the "Center"), in the Borough of Manhattan, New York, N.Y., together with all fixtures, equipment, improvements, installations and appurtenances which at the commencement of or during the term of this Lease are thereto attached (except items not deemed to be included therein and removable by the Tenant as provided in Article Four); which space(s), fixtures, equipment, improvements, installations and appurtenances are sometimes called the "Premises".

     1.2. The term of this Lease shall commence on JANUARY 1, 1996 (subject to Article Two) or on such earlier date as the Landlord shall deliver to the Tenant possession of the space(s) above designated (such date for the commencement of the term of this Lease being the "term commencement date") and shall end on DECEMBER 31, 1999 or on such earlier date upon which the term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to law.

     1.3. The Premises may be used for the following, but no other, purposes, namely: EXECUTIVE, CLERICAL, GENERAL AND ADMINISTRATIVE OFFICES OF A BUSINESS OR BUSINESSES WHICH ARE NOT PREJUDICIAL TO THE REPUTATION OF, NOR REFLECT UNFAVORABLY ON, THE CENTER SO AS TO DETRACT FROM IT AS A LOCATION FOR AN OUTSTANDING TYPE OF BUSINESS OCCUPANCY, INCLUDING ACTIVITIES INCIDENTAL THERETO.

     1.4. The rent reserved under this Lease for the term of this Lease shall consist of (a) fixed rent, at the following rate(s), namely: $149,700.00 PER ANNUM payable in equal monthly installments in advance on the first day of each and every calendar month of the term of this Lease for which fixed rent is reserved as aforesaid (except that, if the term commencement date shall be other than the first day of a calendar month, the first monthly installment of fixed rent, apportioned for the part month in question, shall be payable on the term commencement date and except that the Tenant shall pay, upon the execution of this Lease by the Tenant, $12,475.00 to be applied against the first installment or installments of fixed rent coming due hereunder), plus (b) the additional rent payable as provided in this Lease; all to be paid to the Landlord, at its office as set forth above, or at such other place or places as the Landlord shall designate to the Tenant, in lawful money of the United States of America; provided, however, that, notwithstanding the foregoing, the fixed rent payable hereunder shall be abated at the rate of $149,700.00 per annum during the periods commencing on (i) the term commencement date and ending on the 30th day thereafter and (ii) the first anniversary of the term commencement date and ending on the 30th day thereafter.

     1.5. The Tenant shall pay the fixed rent and additional rent (collectively "Rent") as and when the same shall become due and payable as provided in this Lease, without demand therefor, and without any setoff or deduction whatsoever, and keep, observe and perform, and permit no violation of, each and every provision contained in this Lease on the part of the Tenant to be kept, observed and performed.

     1.6. In determining the rentable area and, where applicable, the useable area of any building in the Center or any portion thereof pursuant to any provision of this Lease, the rentable area or useable area of such building or such portion, as the case may be, shall be the rentable area or useable area thereof in square feet determined in accordance with the Standard Method of Floor Measurement for Office Buildings approved by The Real Estate Board of New York, Inc., which became effective on January 1, 1987, assuming a 20% loss factor from rentable to useable. The parties agree that as of the date hereof the Premises contain 4,990 rentable square feet.

     1.7. The term "Qualified Encumbrances' means (a) matters of record affecting the Premises, Building or Land on the date of this Lease or hereafter approved by the Tenant, which approval shall not be unreasonably withheld,
(b) the underlying mortgages and underlying leases to which this Lease is subordinate pursuant to Article Thirteen, (c) any declaration of restrictions or other document in respect of the transfer of use of development rights, (d) any declaration or other document which subjects all or any portion of the Land and/or the Building to a condominium regime, and (e) any preservation or similar easement, declaration or agreement containing covenants, restrictions or agreements in respect of the maintenance of the Building and/or the Land as a landmark site with or held by a governmental agency or an entity designated or accepted by a governmental agency (each, a "Preservation Agreement").

                                   ARTICLE TWO
                            COMPLETION AND OCCUPANCY

     2.1. The Tenant has examined and shall accept the Premises in their existing condition and state of repair and understands that no work is to be performed by the Landlord in connection therewith except the work the Landlord is required to do by the terms of this Lease. The Landlord, either through its own employees or through a contractor or contractors to be engaged by it for such purpose, will proceed with due dispatch, subject to delay by causes beyond its reasonable control, Tenant Delay (as hereinafter defined) and the failure of any present occupant of the Premises to vacate and surrender the same, to do all of the work during regular working hours and will exercise all reasonable efforts to complete all of such work not later than the specific date hereinabove designated for the commencement of the term of this Lease. If the Landlord is required by this Lease to do any such work without expense to the Tenant and the cost of such work is increased due to any Tenant Delay, the Tenant shall pay to the Landlord an amount equal to such increase in cost.

     2.2. Unless otherwise specifically provided in this Lease, if the Premises shall not be available for possession by the Tenant on the specific date hereinabove designated for the commencement of the term hereof for any reason, including, without limitation, noncompletion by the Landlord of such work as it shall be required by the terms of this Lease to do in connection with the layout or finish of the Premises, then this Lease shall not be affected thereby but, in such case, the term commencement date shall be postponed until the date when the Premises shall be available for possession by the Tenant, provided, that there shall be no such postponement of the term commencement date for any delay in the availability of the Premises for possession by the Tenant which shall be due to
(a) any act or omission of the Tenant, any affiliate thereof or their respective agents, officers, partners, directors, contractors, employees, licensees or invitees, including, without limitation, delays due to changes in or additions to any work to be done by the Landlord or delays in submission of information, approving working drawings or estimates or giving authorizations or approvals ("Tenant Delay "), or (b) the noncompletion by the Landlord of any work, whether in connection with the layout or finish of the Premises or otherwise, which the Landlord is not required to do by the terms of this Lease until after the term commencement date; it being understood that the Tenant shall have no claim against the Landlord, and the Landlord shall have no liability to the Tenant, by reason of any such postponement of said specific date. No part of the Premises shall be deemed unavailable for possession by the Tenant, nor shall any work which the Landlord is obligated to perform in such part of the Premises be deemed incomplete for the purpose of any adjustment of fixed rent payable under this Lease, solely due to the noncompletion of details of construction, decoration or mechanical adjustments which are minor in character and the noncompletion of which does not materially interfere with the Tenant's use of such part of the Premises. Subject to the foregoing, the parties to this Lease expressly provide that, if the Premises are not available for possession by the Tenant on the specific date hereinabove designated for the commencement of the term hereof, the Tenant, except with the consent of the Landlord, shall not be entitled to possession of the Premises until the same is delivered to the Tenant by the Landlord and there shall be no abatement of rent by reason thereof, and the Tenant shall not have any claim against the Landlord nor any right to rescind this Lease, and the Landlord shall have no liability to the Tenant, by reason thereof. The foregoing Section 2.2. shall constitute "an express provision to the contrary" as such phrase is used in Section 223-a of the Real Property Law of the State of New York and shall constitute a waiver of the Tenant's rights pursuant to such Section 223-a and any other law of like import now or hereafter in force.

     2.3. The Tenant by taking possession of any part of the Premises shall be conclusively deemed to have agreed that the Landlord, up to the time of such possession, had performed all of its obligations under this Lease with respect to such part and that such part, except for latent defects and except for minor details of construction, decoration and mechanical adjustment referred to above, was in satisfactory condition as of the date of such possession.

                                ARTICLE THREE
                               USE OF PREMISES

     3.1. The Tenant shall not, except with the prior consent of the Landlord, use, or suffer or permit the use of, the Premises or any part thereof for any purpose other than the uses permitted in Article One, provided, that the portions, if any, of the Premises which are identified as toilets or utility areas shall be used by the Tenant only for the purposes for which they are designed and the portions, if any, of the Premises which are identified as storage areas shall be used only for storage purposes.

     3.2. The Tenant shall not use, or suffer or permit the use of, the Premises or any part thereof in any manner or for any purpose or do, bring or keep anything, or suffer or permit anything to be done, brought or kept, therein (including, without limitation, the installation or operation of any electrical, electronic or other equipment) which (i) would violate any provision of this Lease or is unlawful or in contravention of the Certificate of Occupancy for the Building, or (ii) in the reasonable judgment of the Landlord may in any way impair or interfere with any of the Building services or the proper and economic heating, air conditioning, cleaning or other servicing of the Building or the Premises or impair or interfere with the use of any of the other areas of the Building by, or occasion discomfort, inconvenience or annoyance to, any other tenant of the Building or the Center or impair the appearance of the Building; nor shall the Tenant use, or suffer or permit the use of, the Premises or any part thereof in any manner, or do, or suffer or permit the doing of, anything therein or in connection with the Tenant's business or advertising which, in the reasonable judgment of the Landlord, may be prejudicial to the business of the Landlord or the reputation of the Landlord, the Building or the Center or reflect unfavorably on the Landlord, the Building or the Center or confuse or mislead the public as to any connection or relationship between the Landlord and the Tenant.

     3.3. Unless otherwise specifically provided in this Lease, the Tenant will not use, or suffer or permit the use of, the Premises or any part thereof for any of the following purposes, whether or not incidental to the Tenant's business, namely: (a) manufacturing of any kind, (b) broadcasting or the business of broadcasting by wire or wireless of any programs or pictures of any sort, or for the sale of apparatus or devices connected with the business of such broadcasting, (c) the retail sale of any item whatsoever, (d) an auction of any kind, or (e) the preparation, dispensation or consumption of food or beverages.

     3.4. If any governmental license or permit shall be required for the proper and lawful conduct of any business or other activity carried on in the Premises and, if the failure to secure such license or permit would, in any way, affect the Landlord, the Tenant shall promptly procure and thereafter maintain such license or permit, submit the same to inspection by the Landlord, and comply with the terms and conditions thereof.

     3.5. Neither the Tenant nor any occupant of the Premises shall use the words "Rockefeller", "Center" or "Radio City", or any combination or simulation thereof, for any purpose whatsoever, including (but not limited to) as or for any corporate, firm or trade name, trademark or designation or description of merchandise or services, except that the foregoing shall not prevent the use, in a conventional manner and without emphasis or display, of the words "Rockefeller Center" and/or, where applicable, "Rockefeller Plaza" as part of the Tenant's business address. Neither the Tenant nor any occupant of the Premises shall use the name of the Building or the name of the entity for which the Building is named or any part or abbreviation (including initials) of either such name except that the foregoing shall not prevent the use of the name of the Building or any part thereof, in a conventional manner and without emphasis or display, as a part of the Tenant's or such occupant's business address or by reference in the ordinary course of its business.

                                  ARTICLE FOUR
                                    FIXTURES

     4.1. All fixtures, equipment, improvements and installations ("Fixtures") attached to, or built into, the Premises at the commencement of or during the term of this Lease, whether or not installed at the expense of the Tenant or by the Tenant, shall be and remain part of the Premises and be deemed the property of the Landlord and shall not be removed by the Tenant except as otherwise expressly provided in this Lease. All electric, plumbing, heating, sprinkling, dumbwaiter, elevator, fixtures and outlets, venetian blinds, partitions, railings, gates, doors, vaults, stairs, paneling (including display cases and cupboards recessed in paneling), molding, shelving, radiator enclosures, floors, and ventilating, silencing, air conditioning and cooling equipment shall be deemed to be included in Fixtures, whether or not attached to or built into the Premises. Notwithstanding the foregoing, Tenant shall (i) close up any slab penetration in the Premises and (ii) remove from the Building all Fixtures furnished and installed in any part of the Premises (whether or not attached thereto or built therein) at the sole expense of the Tenant (and with respect to which no credit or allowance shall have been granted to the Tenant by the Landlord), as well as any safes, vault areas, lead-lined rooms, conveyors, pneumatic tubes, internal elevators, and mechanical and electrical rooms and telephone switchrooms and the equipment therein; provided that the Tenant shall not be required to remove Fixtures furnished and installed in replacement of an item for which Tenant neither paid nor received a credit or allowance. All such closing and removal shall be performed not later than the expiration or termination of the Lease and shall be performed subject to the provisions of this Lease, including, without limitation, subsection (e) of Article Six. The Tenant shall repair any damage to the Premises arising from such closing and removal described in the preceding sentence. The reasonable cost of repairing any damage to the Premises or the Building arising from such closing and removal described in the preceding sentences shall be paid by the Tenant upon demand. If any Fixture which as aforesaid may or is required to be removed by the Tenant is not so removed within the time above specified therefor, then the Landlord may at its election deem that the same has been abandoned by the Tenant to the Landlord, but no such election shall relieve the Tenant of its obligation to pay the reasonable cost and expense of removing the same or the reasonable cost of repairing damage arising from such removal. Notwithstanding the foregoing, the Landlord may, by notice to the Tenant, prohibit the closing of any slab penetration not theretofor closed and the removal of any or all items the Tenant is required to remove pursuant to this Section 4.1 but has not theretofor removed.

     4.2. All the perimeter walls of the Premises, any balconies, terraces or roofs adjacent to the Premises (including any flagpoles or other installations on said walls, balconies, terraces or roofs), and any space in and/or adjacent to the Premises used for shafts, stairways, stacks, pipes, conduits, ducts, mail chutes, conveyors, electric or other utilities, sinks, fans or other Building and Center facilities, and the use thereof, as well as access thereto through the Premises (at and for such times as shall not unreasonably interfere with the Tenant's business) for the purposes of such use and the operation, improvement, replacement, addition, repair, maintenance or decoration thereof, are expressly reserved to the Landlord.

                                  ARTICLE FIVE
                           ELECTRIC CURRENT AND WATER

     5.1. The Landlord shall furnish, through the existing transmission facilities installed by it in the Building, alternating electric current to the electric closets and panels provided by the Landlord and serving the Premises in such reasonable quantity as may be required for the Tenant's ordinary use of the Premises for the purposes herein specified, but such quantity shall not exceed, in the aggregate, an average of four watts per useable square foot of space in the Premises. Such alternating electric current shall be measured by an electronic meter or meters and meter equipment provided by the Tenant at the Tenant's cost and expense and installed by the Tenant at its cost at such location or locations as the Tenant shall select with the reasonable approval of the Landlord. The Tenant shall pay to the Landlord, as billed by the Landlord, at the end of each billing period of the public utility company then supplying such alternating electric current to the Center an amount which shall be the sum of (i) 109% of the product obtained by multiplying at the Landlord's option, either (a) the actual number of kilowatt hours of electric current consumed by the Tenant in such billing period by a fraction having as its numerator the amount charged the Landlord at said public utility's redistribution rate for the total number of kilowatt hours billable to the Landlord for the Center's use in such billing period and as its denominator said total number of kilowatt hours or (b) the Tenant's actual number of kilowatt hours and kilowatts of electric current consumed by the Tenant in such billing period by the amount charged the Landlord for use of the same by said public utility in such billing period plus
(ii) any taxes applicable to the amount determined pursuant to the foregoing clause (i). For any period such meter or meters are not so installed in the Premises by the Tenant as hereinabove required, the monthly fixed rent payable under this Lease (apportioned for any part month in question) shall be increased by an amount equal to the product of (x) $.2083, subject to adjustment for any increases in electric rates or taxes applicable thereto, and (y) the number of rentable square feet in the Premises. In any circumstances where any meter measures consumption of electricity by more than one tenant, the Landlord shall make a reasonable estimate of such consumption and allocate the cost thereof pro rata to the tenants (including the Tenant) which derive the benefit thereof in accordance with the respective rentable areas occupied by such tenants and subject to such shared metering.

     5.2. The Landlord may, at its option, upon not less than thirty (30) days' prior notice to the Tenant, discontinue the furnishing of electric current to the Premises or any part thereof and, in such event, the Tenant shall contract for the supplying of such electric current thereto with the public service company supplying electric current to the neighborhood, and the Landlord shall permit its risers, conduits and feeders serving the Premises, to the extent available, suitable and safely capable, to be used for the purpose of supplying such electric current.

     5.3. If the Tenant shall require electric current for use in the Premises in excess of such reasonable quantity to be furnished as provided in Section
5.1. above and the Landlord, at its option, shall make such excess load available to the Tenant, then the Tenant shall pay the Landlord's then standard charge for such excess load availability along with the consumption charges specified in Section 5.1. In addition to the foregoing charges, if, in the Landlord's reasonable judgment, such additional electric current cannot be furnished unless additional risers, conduits, feeders, switchboards and/or appurtenances are installed in the Building, the Landlord, upon request of the Tenant, will proceed with reasonable diligence to install such additional risers, conduits, feeders, switchboards and/or appurtenances provided the same and the use thereof shall be permitted by all laws, ordinances, rules, orders and regulations of all governmental and quasi-governmental authorities and of all insurance bodies, at any time duly issued and in force (collectively, "Requirements") applicable to the Land, the Building or the Premises or any part thereof, to the Tenant's use thereof or to the Tenant's observance of any provision of this Lease and shall not cause damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building, and the Tenant shall pay all reasonable costs and expenses incurred by the Landlord in connection with such installation and shall maintain on deposit with the Landlord such security for the payment by the Tenant of all such costs and expenses as the Landlord shall from time to time request; provided, that the Tenant may, at its expense, install such additional risers, feeders, switchboards and/or appurtenances (and all work and actions in connection therewith shall be subject to the provisions of subsection (e) of Article Six). The Tenant shall purchase and install all lamps, starters and ballasts (including replacements thereof) used in the lighting fixtures in the Premises.

     5.4. Water will be furnished by the Landlord for normal use in lavatory and toilet facilities, if any, in the Premises. Where any water is otherwise furnished or any steam is furnished by the Landlord, the Tenant shall pay (i) the cost of supplying, installing and maintaining a meter to measure the water or steam so furnished, (ii) the reasonable charges of the Landlord for the water or steam so furnished and, in the case of water, for any required pumping and/or heating thereof, and (iii) any taxes, sewer rent or other charges which may be imposed by any government or agency thereof based upon the quantity of water or steam so furnished or the charge therefor.

     5.5. The Landlord shall in no way be liable for any failure, inadequacy or defect in the character or supply of electric current, water or steam furnished to the Premises except for actual damage suffered by the Tenant by reason of any such failure, inadequacy or defect caused by the gross negligence or willful misconduct of the Landlord.

                                   ARTICLE SIX
                                VARIOUS COVENANTS

     6.1. The Tenant shall:

          (a) take good care of the Premises, keep clean the portions of the Premises which the Landlord is not required by this Lease to clean, and pay the cost of making good any injury, damage or breakage (including, without limitation, the cost of removing stains from floors and walls) done by the Tenant, any other occupant of the Premises (other than the Landlord), any affiliate thereof, or any of their respective employees, officers, directors, partners, contractors, agents, licensees or invitees (each, a "Tenant Party"), other than any damage with respect to which the Tenant is released from liability pursuant to Section 9.3.;

          (b) observe and comply with the rules and regulations annexed to, and made a part of, this Lease and such other and further reasonable rules and regulations as the Landlord hereafter at any time may reasonably make and communicate to the Tenant and which, in the reasonable judgment of the Landlord, shall be necessary or desirable for the reputation, safety, care or appearance of the Center, or the preservation of good order therein, or the operation or maintenance of the Center, or the equipment thereof, or the comfort of tenants or others in the Center; provided, however, that in the case of any conflict between the provisions of this Lease and any such rule or regulation, the provisions of this Lease shall control;

          (c) permit the Landlord, any landlord under any of the underlying leases, any mortgagee under any of the underlying mortgages and any other party designated by the Landlord, and their respective representatives, to enter the Premises upon prior reasonable notice (which may be oral) at such hours as shall not unreasonably interfere with the Tenant's business, for the purposes of inspection and permit them or any of their agents or contractors to enter at any time without notice in case of emergency and otherwise at any time with reasonable notice for the purpose of complying with any Requirement or exercising any right reserved to the Landlord under Article Eight or elsewhere by this Lease (it being understood that the parties specified in this subsection are third-party beneficiaries of the covenants specified in this subsection in the event of the Landlord's breach of any obligation it may have to any such party to exercise a right of access on such party's behalf);

          (d) make no claim against the Landlord or any landlord under any of the underlying leases for any injury or damage to the Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of, or loss of use of, any property of the Tenant or of any other person, irrespective of the cause of such injury, damage or loss, unless caused solely by the negligence of the Landlord, its agents, servants or employees, in the operation or maintenance of the Premises or the Building, it being understood that no property other than such as might normally be brought upon or kept in the Premises as an incident to the reasonable use of the Premises for the purposes specified in this Lease will be brought upon or kept in the Premises;

          (e) make no alteration, change, addition, improvement, repair or replacement (an "Alteration") in, to, or about, the Premises, and do no work in such connection, without in each case the prior review and consent of the Landlord, and then only by workmen and contractors of the Landlord or by workmen and contractors of the Tenant reasonably acceptable to the Landlord, and in a manner in keeping with the landmark status of, and consistent with, the design, construction and equipment of the Building and the Center and upon terms and conditions and at times, reviewed and consented to by the Landlord and in accordance with the reasonable rules, regulations and guidelines of the Landlord pertaining to the performance of such Alterations, and make no contract for nor employ any labor in connection with the maintenance, cleaning or other servicing of the Premises (a "Tenant Service") without like consent, which consents, to the extent granting same shall not impose any additional burden on Landlord but only in the case of nonstructural Alterations and structural Alterations required by any Requirement applicable to the Premises or any part thereof or to Tenant's use thereof or to Tenant's observance of any provision of this Lease, shall not be unreasonably withheld or delayed; in addition, the Tenant shall:

               (i) notwithstanding anything in this Lease to the contrary, make all changes (once reviewed and consented to by the Landlord), whether or not structural and whether or not in the Premises, required by any Requirement as a result of any Alteration or Tenant Service;

               (ii) pay as and when the same become due and payable all charges incurred by it in connection with any Alteration (it being understood that any such consent may be conditioned upon the Landlord being furnished with such security as it shall reasonably determine to be adequate to insure such out-of-pocket payment) including, but not limited to, the Landlord's reasonable charges for making such reviews and inspections as it may deem necessary or desirable in connection with the consideration of the granting of, and compliance with, any such consent;

               (iii) if any notice or claim of any lien be given or filed by or against the Building or the Land for any work, labor or services performed, or for any materials, products or equipment used, furnished or manufactured for use, therein or thereon or in connection with the performance of any Alteration or Tenant Service, promptly, but in all events within thirty (30) days, discharge or remove the same by payment, bonding or otherwise;

               (iv) notwithstanding any such review and consent, not permit the use of any contractors, workmen, labor, material or equipment in the performance of any Alteration or Tenant Service if the use thereof, in the Landlord's reasonable judgment, will disturb harmony with any trade engaged in performing any other work, labor or service in or about the Building or the Center or contribute to any labor dispute;

               (v) permit no such work to be undertaken in connection with any Alteration or Tenant Service unless insurance protecting the Tenant and each of the Tenant's consultants, contractors and subcontractors, and the Indemnitees (as hereinafter defined), against liability for worker's compensation and for bodily injuries and death, as well as for property damage arising out of or in connection with the performance and completion of such Alteration, shall be procured and maintained in full force and effect throughout the prosecution thereof, at the sole cost and expense of the Tenant and/or its consultants, contractors and subcontractors; all such insurance to be commercially reasonable as to form, amounts and insurers and reasonably acceptable to the Landlord and the Tenant will furnish to the Landlord certificates of such insurance prior to the commencement of such work; and

               (vi) deliver, within thirty (30) days after completion of the Alteration, record drawings and specifications of the Premises reflecting the Alteration prepared on an Autocad Computer Assisted Drafting and Design ("CADD") System (or such other system or medium as the Landlord may accept) using naming conventions issued by the American Institute of Architects ("AIA") in June 1990 (or such other naming convention the Landlord may accept) and magnetic computer media of such record drawings and specifications, translated into DXF format or another format accepted by the Landlord;

          (f) install a fire alarm system in the Premises in accordance with this Lease, the reasonable rules, regulations and guidelines of the Landlord and all Requirements and not violate, or permit the violation of, any condition imposed by the standard fire insurance policy issued for office buildings in the Borough of Manhattan, New York, N. Y., and not do, suffer or permit anything to be done, or keep, suffer or permit anything to be kept, in the Premises, which would increase the fire or other casualty insurance rate on the Building or property therein, or which would result in insurance companies of good standing refusing to insure the Building or any such property in amounts and against risks as reasonably determined by the Landlord;

          (g) permit the Landlord to show the Premises, upon prior reasonable notice (which may be oral), at reasonable times during Business Hours (as hereinafter defined) to any lessee, or any prospective purchaser, lessee, mortgagee or assignee of any mortgage or underlying lease, of the Building and/or the Land or of the Landlord's interest therein, and their representatives, and during the 12 months preceding the expiration of this Lease with respect to any part of the Premises similarly show such part to any person contemplating the leasing of all or a portion of the same;

          (h) at the expiration or any earlier termination of this Lease with respect to any part of the Premises, terminate its occupancy of, and quit and surrender to the Landlord, such part of the Premises broom-clean and in as good condition as it was at the commencement of such term, except for
     (1) ordinary wear and tear, and (2) loss or damage by fire or other casualty which shall not have been occasioned by the fault of any Tenant Party or with respect to which the Tenant is released from liability pursuant to Section 9.3.;

          (i) at any time and from time to time upon not less than ten (10) days' prior notice by the Landlord, execute, acknowledge and deliver to the Landlord a statement of the Tenant (or if the Tenant is a corporation or a partnership, an appropriate officer or partner, as the case may be, of the Tenant) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Rent has been paid in advance, if any, stating whether or not to the best knowledge of the signer of such certificate the Landlord is in default in the keeping, observance or performance of any provision contained in this Lease and, if so, specifying each such default, and such other information as Landlord may reasonably request, it being intended that any such statement may be relied upon by any landlord under any underlying lease (as defined in Article Thirteen hereof) or any lessee or mortgagee, or any prospective purchaser, lessee, mortgagee or assignee of any underlying mortgage (as defined in Article Thirteen hereof);

          (j) indemnify, and save harmless, the Landlord, and its agents and partners and its and their respective contractors, licensees, invitees, servants, officers, directors, agents and employees, any mortgagee under any underlying mortgage and any landlord under any of the underlying leases (the "Indemnitees") from and against all liability (statutory or otherwise), claims, suits, demands, damages, judgments, costs, interest and expenses (including reasonable counsel fees and disbursements incurred in the defense thereof) to which any Indemnitee may (except insofar as it arises out of the gross negligence or willful misconduct of any such Indemnitee in the operation and maintenance of the Building) be subject or suffer whether by reason of, or by reason of any claim for, any injury to, or death of, any person or persons or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the use of, or from any work or thing whatsoever done in, any part of the Premises (other than by such Indemnitee) or by any Tenant Party in the Center during the term of this Lease or during the period of time, if any, prior to the commencement of such term that the Tenant may have been given access to such part for the purpose of doing work or otherwise, or as a result of any Tenant Party performing any such work or otherwise that subjects any Indemnitee to any

     Requirement to which such Indemnitee would not otherwise be subject, or arising from any condition of the Premises due to or resulting from any default by the Tenant in the keeping, observance or performance of any provision contained in this Lease or from any act or negligence of any Tenant Party; and

          (k) maintain, at all times during the term of this Lease and during any other times the Tenant is granted access to the Premises, a policy or policies of commercial general liability insurance (including, without limitation, insurance of the Tenant's contractual liability under this Lease) written on an occurrence basis with the premiums fully paid on or before the due date, issued by a reputable insurance company licensed to do business in the State of New York, having a minimum rating A- by A.M. Best & Company or such other financial rating as the Landlord may at any time consider appropriate, and reasonably acceptable to the Landlord. Such insurance shall afford minimum limits as the Landlord may reasonably designate from time to time, but in no event less than $1,000,000 per occurrence with a $2,000,000 aggregate in respect of injury or death to any number of persons and not less than $1,000,000 for damage to or loss of use of property in any one occurrence. Each such policy shall provide that it cannot be cancelled except upon 30 days' prior notice to the Landlord and shall name the Indemnitees and such other designate as the Landlord may from time to time designate as additional insureds thereunder. The Tenant shall furnish original certificates of such insurance to the Landlord prior to the term commencement date (or any date on which the Tenant is granted earlier access) and thereafter not less than 30 days prior to the expiration of each such policy and any renewals or replacements thereof.

                                ARTICLE SEVEN
                   ASSIGNMENT, MORTGAGING,SUBLETTING, ETC.

     7.1. The Tenant covenants, for the Tenant and its successors, assigns and legal representatives, that neither this Lease nor the term and estate hereby granted, nor any part hereof or thereof, will be assigned, mortgaged, pledged, encumbered or otherwise transferred (it being agreed that (y) issuance by the Tenant of stock and/or the transfer of already-issued stock/partnership interest, in one or more transactions so as to transfer control or transfer 50% or more of an interest in the Tenant, other than through over-the-counter or national securities exchange transactions by those holding less than a 5% interest in the Tenant, or (z) sale or transfer of 25% or more of the assets of the Tenant in one or more transactions, other than in the ordinary course of business, shall, in either event, be deemed an assignment of this Lease), and that neither the Premises, nor any part thereof, will be encumbered in any manner by reason of any act or omission on the part of the Tenant, or will be used or occupied, or permitted to be used or occupied, or utilized for desk space, for mailing privileges or as a concession, by anyone other than the Tenant, or will be sublet, or offered or advertised for subletting; provided, however, that, if the Tenant is a corporation, (a) the assignment or transfer of this Lease, and the term and estate hereby granted, to any corporation into which the Tenant is merged or with which the Tenant is consolidated (such corporation being hereinafter in this Article called the "Assignee") without the prior consent of the Landlord shall not be deemed to be prohibited hereby if, and upon the express conditions that, (i) the primary purpose for such merger or consolidation is other than the transfer of this Lease, (ii) the surviving entity has a net worth at least equal to that of the Tenant's on the date hereof or the date of merger or consolidation, whichever is greater, and (iii) at least thirty (30) days prior to the merger or consolidation, the Assignee shall have executed and delivered to the Landlord an agreement in form and substance satisfactory to the Landlord whereby the Assignee shall agree to be personally bound by and upon all the provisions set forth in this Lease on the part of the Tenant to be kept, observed or performed, and whereby the Assignee shall expressly agree that the provisions of this Article shall, notwithstanding such assignment or transfer, continue to be binding upon it with respect to all future assignments and transfers, (b) the Landlord will consent to the Tenant permitting the Premises to be used and occupied for the purposes specified in, and subject to the provisions of, this Lease, by any subsidiary or affiliate of the Tenant, but only for so long as the occupant remains a subsidiary or affiliate of the Tenant, provided that (I) the Tenant provides reasonable evidence of the relationship of the subsidiary or affiliate to the Tenant, (II) in the Landlord's reasonable judgment the subsidiary or affiliate is of a character and engaged in a business such as in keeping with the standards in those respects for the Building and its occupancy and (III) it being understood that (A) an entity shall only be a subsidiary of the Tenant if the Tenant owns, directly or indirectly, 50% or more of the stock or partnership interests in the entity and (B) an entity shall only be an affiliate of the Tenant if under common ownership, that is, direct or indirect ownership by an entity holding 50% or more of the stock or partnership interests in both the Tenant and such affiliate.

     7.2.1. In the event the Tenant desires the Landlord's consent to the subletting of all or any part of the Premises for any part of the term of this Lease with respect thereto, the Tenant shall notify the Landlord of the name of the proposed sublessee, such information as to the proposed sublessee's business, financial responsibility and standing as the Landlord may require, and of the terms and conditions of the proposed subletting, which notice, shall (except in the case of a proposed subletting to a subsidiary, or affiliate of the Tenant) contain an offer to vacate and surrender, as of the Special Surrender Date (as hereinafter defined), either (i) if the Tenant proposes to sublet only a part of the Premises, the space to be demised by the proposed sublease, together with such other space, if any, as is demised to the Tenant by this Lease as may be reasonably required for public corridors, toilets and core facilities serving the space so proposed to be sublet (said spaces(s) collectively a "Partial Space"), or (ii) if the Tenant proposes to sublet the entire Premises, the entire Premises. The term "Special Surrender Date" as used in this Article, shall mean a date to be specified in such notice from the Tenant; provided, however, said specified date shall be (a) the last day of a calendar month during the term hereof with respect thereto, and (b) not earlier than a date occurring ninety (90) days after the giving of such notice and not later than the date for the commencement of the term of the proposed subletting.

     7.2.2. The Landlord may accept such offer by a notice given to the Tenant within thirty (30) days after the receipt of such notice from the Tenant. If the Landlord accepts such offer and such offer pertains to a Partial Space, then effective as of the Special Surrender Date, this Lease shall be deemed modified so that the term and estate granted by this Lease with respect to such Partial Space (unless the same shall have expired sooner pursuant to any of the other conditions of limitation or provisions of this Lease or pursuant to law) shall expire on the Special Surrender Date with the same effect as if the Special Surrender Date were the date specified in this Lease for the expiration of the term of this Lease with respect to such Partial Space and the annual fixed rent payable hereunder, to the extent that such fixed rent relates to such Partial Space and such abatement is in excess of the annual rate of any other existing abatement of fixed rent relating thereto under any other term or condition of this Lease, shall be abated at the Applicable Rental Rate (as hereinafter defined) for each square foot of the rentable area of the Partial Space from and after the Special Surrender Date. If the Landlord accepts such offer and such offer pertains to the entire Premises, then this Lease shall be deemed modified so that the term and estate granted by this Lease (unless the same shall have expired sooner pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to law) shall expire on the Special Surrender Date with the same effect as if the Special Surrender Date were the date specified in this Lease for the expiration of the term hereof and the fixed rent payable hereunder shall be apportioned as of the Special Surrender Date. The Tenant shall terminate its occupancy of such Partial Space or the Premises, as the case may be, not later than the Special Surrender Date.

     7.2.3. The term "Applicable Rental Rate" as used in this Article shall be deemed to mean $30.00 per annum.

     7.2.4. In the event of such expiration of the term of this Lease with respect to a Partial Space, any changes, improvements and alterations to any portion of the remaining Premises demised by this Lease after the Special Surrender Date (including, but not limited to, the erection of a boundary wall to separate such portion from such Partial Space) made necessary or desirable by reason of such expiration shall be made by the Landlord at the Tenant's expense.

     7.2.5. In the event the Landlord does not accept an offer made by the Tenant in a notice given to the Landlord pursuant to Section 7.2.1. hereof, the Landlord will not unreasonably withhold its consent to the proposed subletting referred to in said notice on the terms and conditions set forth in said notice; provided, however, that the Landlord shall not in any event be obligated to consent to any such proposed subletting unless:

          (a) the sublessee under any such subletting shall be such person, firm or corporation as in the Landlord's reasonable judgment is of a character and engaged in a business such as is in keeping with the standards in those respects for the Building and its occupancy and shall not be a

     (i) government or a governmental authority or a subdivision or an agency of any government or any governmental authority, (ii) a tenant of either the Landlord or a subsidiary or affiliate of the Landlord, or (iii) an entity or person with whom the Landlord had negotiated for a proposed lease of space in the Center at any time during the six (6) month period prior to the receipt of said notice by the Landlord;

          (b) such subletting shall be at a rental rate not less than the rental rates then being charged under leases being entered into by the Landlord for comparable space in the Center and for a comparable term;

          (c) the space so to be sublet shall be regular in shape;

          (d) such consent shall be evidenced by the delivery of, and shall be subject to the terms and conditions of, a "Consent to Sublease" duly executed by the Landlord, the Tenant and the sublessee and on such customary form of the Landlord as is adopted by it for such purpose, for which the Tenant shall pay to the Landlord a reasonable processing charge in connection therewith; and

          (e) the Tenant and the sublessee shall agree that the sublessee will not, without the prior consent of the Landlord, assign the sublease or under-sublet the space so sublet or any part thereof.

     7.2.6. All of the terms and conditions of any such "Consent to Sublease" so executed by the Landlord, the Tenant and the sublessee shall be deemed to be terms and conditions of this Lease and the violation by the Tenant or the sublessee of any term or condition of such "Consent to Sublease" shall entitle the Landlord to all the rights and remedies provided for in this Lease or by law in the case of any violation of a term or condition of this Lease.

     7.2.7. If the aggregate monthly amount payable as rent (including without limitation, all amounts payable on account of changes in Real Estate Taxes, operating costs, maintenance costs, labor rates, indexes or other formula contained in the sublease) by a sublessee under a sublease of any part of the Premises made by the Tenant shall be in excess of the Tenant's Basic Cost (as hereinafter defined) for such month (apportioned for a partial month) for such part of the Premises, then, the Tenant will pay to the Landlord as additional rent hereunder, promptly after the collection by the Tenant of such amounts, an amount equal to 50% of the excess of such amounts payable for such month under such sublease for such part of the Premises over the Tenant's Basic Cost with respect to the same. The term "Tenant's Basic Cost", as used herein with respect to any period for which any such part of the Premises is sublet, shall mean the sum of (i) fixed rent at the Applicable Rental Rate for each square foot of the rentable area of such part of the Premises, (ii) the amount payable by the Tenant to the Landlord for such period with respect to such part of the Premises pursuant to Article Twenty-fourth hereof, (iii) the amount, if any, applicable to such period as a result of the amortization on a straight line basis over the term for which such part of the Premises is so sublet for any reasonable brokerage commissions and reasonable legal fees paid by the Tenant and not reimbursed by the sublessee, and (iv) the amount, if any, applicable to such period as a result of the amortization on a straight line basis over the term for which such part of the Premises is so sublet of any reasonable costs incurred by the Tenant in making changes in the layout and finish of such part of the Premises at the request of the sublessee but only to the extent that such costs are not reimbursed by such sublessee. The Tenant shall diligently enforce all rights it has under any sublease and at law to collect all amounts payable by the sublessee. The covenants of the Tenant contained in this Section 7.2.7. shall survive the expiration or earlier termination of this Lease.

     7.2.8. The Tenant shall deliver to the Landlord a statement within thirty
(30) days after the end of each calendar year in which any part of the term of this Lease occurs specifying as to such calendar year, and within thirty (30) days after the expiration or earlier termination the term of this Lease specifying with respect to the elapsed portion of the calendar year in which such expiration or termination occurs (a) each sublease in effect during the period covered by such statement and as to each sublease, the date of its execution and delivery, the number of square feet of the rentable area demised thereby, the term thereof, and a computation in reasonable detail showing whether or not anything is payable by the Tenant to the Landlord pursuant to this Article with respect to such sublease for the period covered by such statement; and (b) whether or not anything is payable by the Tenant to the Landlord pursuant to this Article with respect to any payments received from a sublessee during such period but which relate to an earlier period and showing in reasonable detail the computation of the amount so payable.

     7.2.9. Each sublease of the Premises or a portion thereof shall be subject and subordinate to this Lease and the rights of the Landlord under this Lease and any violation of any provision of this Lease, whether by act or omission, by any sublessee shall be deemed a violation of such provision by the Tenant, it being the intention of the parties that the Tenant shall assume and be liable to the Landlord for any and all acts and omissions of all sublessees if such act or omission, if made by the Tenant, would be a violation of any provision of this Lease. No sublease shall provide for a term which extends beyond the day prior to the then expiration date of this Lease. In the event of the Tenant's default in the payment of any fixed rent and/or additional rent under this Lease beyond any applicable period of grace, the Landlord may collect rent from any sublessee so long as such default shall continue, and the Landlord may apply the same to the curing of any such default under this Lease in any order of priority the Landlord may select, any unapplied balance thereof to be applied by the Landlord against subsequent installments of Rent, but the Landlord's collection of Rent from a sublessee shall not constitute a recognition by the Landlord of attornment by such sublessee nor a waiver by the Landlord of any default by the Tenant.

     7.2.10. As security for the performance of the Tenant's obligations under this Lease, the Tenant hereby agrees that if and only for so long as the Tenant shall be in default in the payment of Rent payable under this Lease beyond any applicable period of grace, the Tenant shall assign (and, subject to the conditions set forth herein, hereby does assign) to the Landlord all of the Tenant's interest in and to all present and future subleases of space in the Premises, together with all modifications, renewals and extensions thereof now existing or hereafter made, and also together with the rights to sue for, collect and receive all rents, additional rents and other sums payable to the Tenant under such subleases.

     7.3. Without in any way suggesting permission for the Tenant to assign the Lease, if the Lease is nonetheless assigned by the order of a court or otherwise but not as permitted by Section 7.1. above, the Tenant shall pay to the Landlord 75% of any consideration received by the Tenant for the assignment, net of brokerage commissions and legal fees incurred by the Tenant in connection therewith and not reimbursed by the assignee. The amounts to be paid to the Landlord under this Section shall be deemed to be deferred rent payable only out of amounts collected by the Tenant in connection with an assignment and shall be deemed forgiven if no assignment occurs.

     7.4. The Landlord will, at the request of the Tenant, maintain listings on the Building directory of the names of the Tenant and the names of any officers or employees of the Tenant; provided, however, that the number of names so listed shall be in the same proportion to the capacity of the building directory as the aggregate number of square feet of rentable area of the Premises is to the aggregate number of square feet of rentable area of the Center. Without implying any right to do so, the listing of any name other than that of the Tenant, whether on the doors or windows of the Premises, on the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises or be deemed to be the consent of the Landlord referred to in Section 7.1., it being expressly understood that any such listing is a privilege extended by the Landlord revocable at will by notice to the Tenant.

                                  ARTICLE EIGHT
                       CHANGES OR ALTERATIONS BY LANDLORD

     8.1. The Landlord reserves the right to make such changes, alterations, additions, improvements, repairs or replacements in or to the Building (including the Premises) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, escalators and stairways and other parts of the Building and the Center, and to erect, maintain and use pipes, ducts and conduits in and through the Premises, all as it may reasonably deem necessary or desirable; provided, that the exercise of such rights shall not result in an unreasonable obstruction of the means of access to the Premises or unreasonable interference with the use of the Premises. Nothing in this Section or in Article Six shall be deemed to relieve the Tenant of any duty, obligation or liability to make any repair, replacement or improvement or comply with any Requirement.

     8.2. The Landlord reserves the right to change the name or address of the Building at any time. Neither this Lease nor any use by the Tenant shall give the Tenant any right or easement to the use of any door or any passage connecting the Building with any subway or any other building or to the use of any public conveniences, and the use of such doors, passages and conveniences may be regulated or discontinued at any time by the Landlord.

                                  ARTICLE NINE
                              DAMAGE BY FIRE, ETC.

     9.1. If any part of the Premises shall be damaged by fire or other perils, the Tenant shall give prompt notice thereof to the Landlord and the Landlord shall proceed with reasonable diligence subject to adjustment and collection of any insurance proceeds and the provisions of any Qualified Encumbrance to repair such damage, and, if any part of the Premises shall be rendered untenantable by reason of such damage (including untenantability due to lack of access thereto), the annual fixed rent payable under this Lease, to the extent that such fixed rent relates to such part of the Premises, shall be abated for the period from the date of such damage to the date when such part of the Premises shall have been made tenantable or to such earlier date upon which either such part of the Premises would have been tenantable but for Tenant Delay or the full term of this Lease with respect to such part of the Premises shall expire or terminate, unless (a) the Landlord shall make available to the Tenant, during the period of such repair, other space in the Center reasonably suitable for the temporary carrying on of the Tenant's business, or (b) such fire or other damage shall have resulted from the negligence of any Tenant Party; provided that such abatement shall be made only to the extent that it is in excess of the annual rate of any other existing abatement of fixed rent relating thereto under any provision of this Lease. The Landlord shall not be liable for any inconvenience or annoyance to the Tenant or injury to the business of the Tenant resulting in any way from such damage or the repair thereof. The Tenant understands that the Landlord will not carry insurance of any kind on (w) the Tenant's goods, furniture or furnishings, (x) on any Fixtures removable by the Tenant as provided in this Lease, (y) on Tenant improvements or betterments or (z) on any property in the care, custody and control of the Tenant, and that the Landlord shall not be obligated to repair any damage thereto or replace the same.

     9.2. If substantial alteration or reconstruction of the Building shall, in the opinion of the Landlord, be required as a result of damage by fire or other perils (whether or not the Premises shall have been damaged by such fire or other casualty), then this Lease and the term and estate hereby granted may be terminated by the Landlord by a notice, given within sixty (60) days of such damage specifying a date, not less than thirty (30) days after the giving of such notice, for such termination. In addition, if a substantial part of the Premises is rendered untenantable as a result of such damage by fire or other peril and it is determined by the Landlord that such part of the Premises cannot be made tenantable within a period of eighteen (18) months after the occurrence of such fire or other peril, then this Lease and the term and estate hereby granted may be terminated by the Landlord or the Tenant by a notice specifying a date, not less than thirty (30) days after the giving of such notice for such termination, which notice must be given within sixty (60) days of such damage. In the event of the giving of notice of termination, this Lease and the term and estate hereby granted shall expire as of the date specified in such notice with the same effect as if such date were the date initially specified in this Lease as the expiration date, and the fixed rent payable under this Lease shall be apportioned as of such date of termination, subject to abatement, if any, as and to the extent above provided.

     9.3. Nothing in this Lease shall relieve the Tenant from any liability to the Landlord or to its insurers in connection with any damage to the Premises or the Building by fire or other peril if the Tenant shall be legally liable in such respect, except that the Landlord and the Tenant hereby release each other with respect to any liability which the released party might otherwise have to the releasing party for any damage to the Building or the Premises or the contents thereof by fire or other peril occurring during the term of this Lease to the extent of the proceeds received under a policy or policies of insurance permitting such release. Each party will use best efforts to cause its property and/or other applicable insurance policy to include a provision permitting such a release of liability; provided, that if such a provision is obtainable from such insurer only at an additional expense, the insured party shall notify the other party and, unless the other party pays such additional expense within ten (10) days thereafter, the insured party shall thereafter be free of its waiver of subrogation so long as an additional cost is required under the policy in question.

     9.4. This Lease shall be considered an express agreement governing any case of damage to or destruction of, or any part of, the Building or the Premises by fire or other peril, and Section 227 of the Real Property Law of the State of New York providing for such a contingency in the absence of express agreement, and any other law of like import now or hereafter in force, shall have no application in such case.

                                   ARTICLE TEN
                                  CONDEMNATION

     10.1. If all of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title in such condemnation or taking. If only a part of the Premises shall be so condemned or taken, then the term and estate hereby granted with respect to such part of the Premises shall forthwith cease and terminate as of the date of vesting of title in such condemnation or taking and the annual fixed rent payable under this Lease, to the extent that such fixed rent relates to such part of the Premises, shall be abated for the period from the date of such vesting of title to the date specified in this Lease for the expiration of the full term of this Lease with respect to such part of the Premises, but only to the extent that such abatement is in excess of the annual rate of any other existing abatement of fixed rent relating thereto under any other provision of this Lease. If only a part of the Building shall be so condemned or taken, then
(a) if substantial alteration or reconstruction of the Building or the Premises shall, in the opinion of the Landlord, be necessary or desirable as a result .of such condemnation or taking, this Lease and the term and estate hereby granted may be terminated by the Landlord within sixty (60) days following the date on which the Landlord shall have received notice of such vesting of title, by a notice to the Tenant specifying a date, not less than thirty (30) days after the Landlord's notice, for such termination, or (b) if such condemnation or taking shall be of a substantial part of the Premises or of a substantial part of the means of access thereto, this Lease and the term and estate hereby granted may be terminated by the Tenant, within sixty (60) days following the date upon which the Tenant shall have received notice of such vesting of title, by a notice to the Landlord specifying a date, not less than thirty (30) days after the Tenant's notice, for such termination, or (c) if neither the Landlord nor the Tenant elects to terminate this Lease, this Lease shall not be affected by such condemnation or taking, except that this Lease and the term and estate hereby granted with respect to the part of the Premises so condemned or taken shall expire on the date of the vesting of title to such part and except that the fixed rent payable under this Lease shall be abated to the extent, if any, hereinabove provided in this Article. If only a part of the Premises shall be so condemned or taken and this Lease and the term and estate hereby granted with respect to the remaining portion of the Premises are not terminated, the Landlord will proceed with reasonable diligence, subject to the provisions of any Qualified Encumbrance and without requiring the Landlord to expend more than it collects as an award therefor, to restore the remaining portion of the Premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

     10.2. The termination of this Lease and the term and estate hereby granted in any of the cases specified in this Article shall be with the same effect as if the date of such termination were the date originally specified for the expiration of the full term of this Lease, and the fixed rent payable under this Lease shall be apportioned as of such date of termination.

     10.3. If there is any condemnation or taking of all or a part of the Building, the Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in the Tenant, and the Tenant hereby expressly assigns to the Landlord any and all fight, title and interest of the Tenant now or hereafter arising in or to any such award or any part thereof, and the Tenant shall be entitled to receive no part of such award; provided, that the Tenant shall not be precluded from intervening for the Tenant's own interest in any such condemnation proceeding to claim or receive from the condemning authority any compensation to which the Tenant may otherwise lawfully be entitled in such case in respect of property removable by the Tenant under Article Four or for moving expenses, but only to the extent such compensation does not reduce the award otherwise payable to the Landlord.

     10.4. If the whole or any part of the Premises, or of the Tenant's leasehold estate, shall be taken in condemnation proceedings or by any right of eminent domain for temporary use or occupancy, the foregoing provisions of this Article Ten shall not apply and the Tenant shall continue to pay, in the manner and at the times herein specified, the full mount of the rent and other charges payable by the Tenant under this Lease, and, except only to the extent that the Tenant may be prevented from so doing pursuant to the terms of the order of the condemning authority, the Tenant shall perform and observe all of the other provisions of this Lease upon the part of the Tenant to be performed and observed, as though such taking had not occurred. In the event of any taking referred to in this Section 10.4., the Landlord shall be entitled to receive any portion of the condemnation proceeds paid as compensation for the cost of restoration of the Building and the Tenant shall be entitled to receive the balance of the condemnation proceeds paid for such taking, whether paid by way of damages, rent or otherwise, unless such period of temporary use or occupancy shall extend beyond the expiration or termination of this Lease, in which case the balance of the condemnation proceeds shall be apportioned between the Landlord and the Tenant as of the date of the expiration or termination of this Lease. The Landlord shall, upon the expiration of any such period of temporary use or occupancy, restore the Building, as nearly as may be reasonably possible within the balance of the term of the Lease, to the condition in which the same was immediately prior to such taking, subject to the provisions of any Qualified Encumbrance and without requiring the Landlord to expend more than it collects as an award therefor.

                                 ARTICLE ELEVEN
                              COMPLIANCE WITH LAWS

     11.1. The Tenant shall comply with all Requirements applicable to the Premises or any part thereof, to the Tenant's use thereof or to the Tenant's observance of any provision of this Lease, except that the Tenant shall not be under any obligation to comply with any Requirement requiring any structural alteration of or in connection with the Premises solely by reason of the use thereof for any of the purposes permitted in Article One and not by reason of
(i) a condition which has been created by, or at the instance of, any Tenant Party, (ii) a breach by any Tenant Party of any provision of this Lease or (iii) a Requirement having as a primary purpose the benefit of disabled persons. Where any structural alteration of or in connection with the Premises is required by any such Requirement, and, by reason of the express exception specified above, the Tenant is not under any obligation to make such alteration, then the Landlord shall have the option of making such alteration or of terminating this Lease and the term and estate hereby granted by giving to the Tenant not less than thirty (30) days' prior notice of such termination; provided, that, if within fifteen (15) days after the giving of notice of termination, the Tenant shall request the Landlord to make such alteration at the expense of the Tenant, then such notice of termination shall be ineffective; the Landlord shall proceed with reasonable diligence to make such alteration and the Tenant shall pay to the Landlord all costs and expenses incurred by the Landlord in connection therewith and shall maintain on deposit with the Landlord such security for the payment of such costs and expenses as the Landlord shall from time to time request. For purpose of this Article, providing and installing of sprinklers shall be deemed to be a non-structural alteration.

     11.2. If a notice of termination shall be given by the Landlord under this Article and such notice shall not become ineffective as above provided, this Lease and the term and estate hereby granted shall terminate on the date specified in such notice with the same effect as if such date were the date originally specified for the expiration of this Lease, and the fixed rent payable under this Lease shall be apportioned as of such date of termination.

                                 ARTICLE TWELVE
                     ACCIDENTS TO SANITARY AND OTHER SYSTEMS

     12.1. The Tenant shall give to the Landlord prompt notice of any damage to, or defective condition in, any part or appurtenance of the Building's sanitary, electrical, heating, air conditioning, ventilating or other systems serving, located in, or passing through, the Premises. Any such damage or defective condition shall be remedied by the Landlord with reasonable diligence except to the extent Tenant is specifically required to remedy same under the terms of this Lease, but if such damage or defective condition (other than any damage with respect to which the Tenant is relieved from liability pursuant to Section 9.3.) was caused by, or by the use by, any Tenant Party or is with respect to any Fixture, installed by or at the request of Tenant or in connection with the initial build-out of the Premises, the reasonable cost of the remedy thereof shall be paid by the Tenant upon demand. The Tenant shall not be entitled to claim any damages against the Landlord arising from any such damage or defective condition unless the same shall have been caused by the gross negligence or willful misconduct of the Landlord in the operation or maintenance of the Premises or the Building and the same shall not have been remedied by the Landlord with reasonable diligence after notice from the Tenant; nor shall the Tenant be entitled to claim any damages against any other party (including, without limitation, any third party vendor or other supplier of services to the Landlord) arising from any such damage or defective condition unless the same shall have been caused by the sole negligence of such party in the operation or maintenance of the Premises or the Building and the same shall not have been remedied by such party with reasonable diligence after notice thereof; nor shall the Tenant be entitled to claim any eviction by reason of any such damage or defective condition unless the same shall have been caused solely by the negligence of the Landlord in the operation or maintenance of the Premises or the Building and shall not have been made tenantable by the Landlord within a reasonable time after notice from the Tenant.

                                ARTICLE THIRTEEN
                                  SUBORDINATION

     13.1. This Lease and the term and estate hereby granted are and shall be subject and subordinate to the lien of each mortgage which may now or at any time hereafter affect the Premises, the Building and/or the Land, or the Landlord's interest therein (collectively, the "underlying mortgages"). If the Land is leased by the Landlord from RCP Associates, a partnership, as successor in interest to The Trustees of Columbia University in the City of New York pursuant to a lease dated October 1, 1928, as heretofore amended, this Lease and the term and estate hereby granted are and shall be subject and subordinate to said lease as so amended and to each agreement hereafter made modifying, supplementing, extending or renewing said lease. If any part of the Premises is situated in the building known as 600 Fifth Avenue, this Lease and the term and estate hereby granted are and shall be subject and subordinate to the lease dated August 23, 1949 from The Minister, Elders and Deacons of The Reformed Protestant Dutch Church of the City of New York to Massachusetts Mutual Life Insurance Company and to the lease dated June 16, 1949 from the Landlord to said Massachusetts Mutual Life Insurance Company as each of said leases has been heretofore amended (the Landlord being the successor in interest to said Massachusetts Mutual Life Insurance Company under each of said leases) and to each agreement hereafter made modifying, supplementing, extending or renewing either of said leases. This lease shall also be subject and subordinate to any future ground or net lease of the Land and/or the Building. All of said leases as so modified, supplemented, extended and renewed are herein collectively called the "underlying leases". If any part of the Premises is situated in the building known as 30 Rockefeller Plaza and 1250 Avenue of the Americas, this Lease and the term and estate hereby granted are and shall be subject and subordinate to the Declaration Establishing a Plan for Condominium Ownership of The Rockefeller Center Tower Condominium (and the by-laws annexed thereto) dated as of December 1, 1988, as the same may have been or may hereafter be amended. The foregoing provisions for the subordination of this Lease and the term and the estate hereby granted shall be self-operative and no further instrument shall be required to effect any such subordination; but the Tenant shall, from time to time, upon request by the Landlord, execute and deliver any and all instruments that may be necessary or proper to effect such subordination or to confirm or evidence the same, and in the event that the Tenant shall fail to execute and deliver any such instrument, the Landlord, in addition to any other remedies, may, as the agent or attorney-in-fact of the Tenant, execute and deliver the same, and the Tenant hereby irrevocably constitutes and appoints the Landlord the Tenant's agent and attorney-in-fact, coupled with an interest, for such purpose. If the Landlord's interest in the Building or the Land shall be sold or conveyed to any person, firm or corporation upon the exercise of any remedy provided for in any underlying mortgage or by law or equity, or if the Landlord's interest in this Lease is assigned or conveyed to the landlord under any ground lease as a result of a default by the tenant under the ground lease and a resulting termination thereof, such person, firm or corporation succeeding to the Landlord's interest in the Building or Land or this Lease and each person, firm or corporation thereafter succeeding to its interest in the Building or the Land or this Lease
(i) shall not be liable for any act or omission of the Landlord under this Lease occurring prior to such sale or conveyance, (ii) shall not be subject to any offset, defense or counterclaim accruing prior to such sale or conveyance, (iii) shall not be bound by any payment prior to such sale or conveyance of Rent for more than one month in advance (except prepayments in the nature of security for the performance by the Tenant of its obligations hereunder), (iv) shall not be bound by any amendment or modification of this Lease made (y) after notice to the Tenant of the execution of the underlying mortgage or underlying lease in question and (z) without the consent of such mortgagee or lessor (or their nominees, successors or assigns), where required, (v) shall not be bound by any covenant to perform (including, without limitation, any covenant to complete) any renovation or construction in connection with the Premises or the Building or to pay any sums to the Tenant in connection therewith, in either case arising or accruing prior to the date of such sale or conveyance of the Landlord's interest; and (vi) shall be liable for the performance of the other obligations of the Landlord under this Lease only during the period such successor landlord shall hold such interest.

     13.2. If this Lease and the term and estate hereby granted are subject and subordinate to any underlying lease, then the Tenant hereby agrees (a) that it will attorn to the lessor under said underlying lease effective as of the expiration or earlier termination of the term of said underlying lease and will recognize said lessor as the Landlord under this Lease, and (b) that, notwithstanding such expiration or earlier termination of the term of said underlying lease, this Lease shall continue for the balance of the term of this Lease in accordance with its provisions.

                                ARTICLE FOURTEEN
                                     NOTICES

     14.1. Any notice, consent, approval, request, communication, bill, demand or statement (collectively, "Notices") under this Lease by either party to the other party shall be in writing and shall be deemed to have been duly given when delivered personally or by overnight mail service to such other party and a receipt has been obtained or on the third day after being mailed in a postpaid envelope (registered or certified, return receipt requested) addressed to such other party, which address for the Landlord shall be as above set forth and for the Tenant shall be the Premises (or the Tenant's address as above set forth if mailed prior to the term commencement date), or if the address of such other party for notices shall have been duly changed as hereinafter provided, if so mailed to such other party at such changed address. Either party may at any time change the address for Notices by a Notice stating the change and setting forth the changed address. If the term "Tenant" as used in this Lease refers to more than one person, any Notice to any one of such persons shall be deemed to have been duly given to the Tenant. If and to the extent requested by the Landlord, the Tenant shall give copies of all Notices to the Landlord to holders of underlying mortgages and underlying leases of which the Tenant has notice.

                                 ARTICLE FIFTEEN
                            CONDITIONS OF LIMITATION

     15.1. This Lease and the term and estate hereby granted are subject to the limitation that:

          (a) if the Tenant shall default in the payment of any Rent and any such default shall continue for five (5) days after notice,

          (b) if the Tenant shall default in observing any provision of Article Three or of subsection (e) or (f) of Section 6.1. and such default shall continue and shall not be remedied by the Tenant within twenty-four (24) hours after notice,

          (c) if the Tenant shall default in observing any provision of this Lease (other than a default of the character referred to in subsection (a) or (b) of this Section), and if such default shall continue and shall not be remedied by the Tenant within fifteen (15) days after notice or, if such default cannot for causes beyond the Tenant's control, with due diligence be cured within said period of fifteen (15) days, if the Tenant (i) shall not, promptly upon the giving of such notice, give the Landlord notice of the Tenant's intention to duly institute all steps necessary to remedy such default, (ii) shall not duly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same, or (iii) shall not remedy the same within a reasonable time after the date of the giving of said notice by the Landlord, which period shall in no event exceed one hundred-twenty (120) days,

          (d) if any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the full term of this Lease would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than the Tenant (except as permitted under Article Seven), or if the Tenant shall desert or abandon the Premises or the same shall become vacant (whether or not the keys be surrendered or the rent is paid),

          (e) if any other lease held by the Tenant from the Landlord or any affiliate of the Landlord shall expire or terminate (whether or not the term thereof shall then have commenced) as a result of the default of the Tenant thereunder or of the occurrence of an event as therein provided (other than by expiration of the full term thereof or pursuant to a cancellation or termination option therein contained or pursuant to provisions similar to those contained in the first sentence of Article
     Ten), or

          (f) when and to the extent permitted by law, if a petition in bankruptcy shall be filed by or against the Tenant, or if the Tenant shall make a general assignment for the benefit of its creditors, or the Tenant shall receive the benefit of any insolvency or reorganization act, or if a receiver or trustee is appointed for any portion of the Tenant's property and such appointment is not vacated within sixty (60) days, or if an execution or attachment shall be issued under which the Premises shall be taken or occupied by anyone other than the Tenant, then in any of said cases the Landlord may give to the Tenant a notice of intention to end the term of this Lease, and, if such notice is given, this Lease and the term and estate hereby granted (whether or not the term shall theretofore have commenced) shall terminate upon the expiration of three (3) days from the date the notice is deemed given with the same effect as if the last of said three (3) days were the date originally specified as the expiration of the full term of this Lease, but the Tenant shall remain liable for damages as provided in this Lease or pursuant to law. If this Lease shall have been assigned, the term "Tenant", as used in subsections (a) to (f), inclusive, of this Section 15.1., shall be deemed to include the assignee and the assignor or either of them under any such assignment unless the Landlord shall, in connection with such assignment, release the assignor from any further liability under this Lease, in which event the term "Tenant", as used in said subsections, shall not include the assignor so released.

                                 ARTICLE SIXTEEN
                              RE-ENTRY BY LANDLORD

     16.1. If this Lease shall terminate under Article Fifteen, or if the Tenant shall default in the payment of any Rent on any date upon which the same becomes due, and if such default shall continue for five (5) days after the Landlord shall have given to the Tenant a notice specifying such default, the Landlord or the Landlord's agents and servants may immediately or at any time thereafter re-enter the Premises, or any part thereof in the name of the whole, either by summary dispossess proceedings or by any suitable action or proceeding at law or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that the Landlord may have, hold and enjoy the Premises again as and of its first estate and interest therein. The words "re-enter", "re-entry", and "re-entering" as used in this Lease are not restricted to their technical legal meanings.

     16.2. If this Lease shall terminate under the provisions of Article Fifteen or if the Landlord undertakes any summary dispossess or other proceeding or action or other measure for the enforcement of its right of re-entry (any such termination of this Lease or undertaking by the Landlord being a "Default Termination"), the Tenant shall thereupon pay to the Landlord the Rent up to the time of such Default Termination, and shall likewise pay to the Landlord all such damages which, by reason of such Default Termination, shall be payable by the Tenant as provided in this Lease or pursuant to law. Also in the event of a Default Termination the Landlord shall be entitled to retain all moneys, if any, paid by the Tenant to the Landlord, whether as advance rent or as security for rent, but such moneys shall be credited by the Landlord against any Rent due from the Tenant at the time of such Default Termination or, at the Landlord's option, against any damages payable by the Tenant as provided in this Lease or pursuant to law.

     16.3. In the event of a breach or threatened breach on the part of the Tenant of any of its obligations under this Lease, the Landlord shall also have the right of injunction. The specified remedies to which the Landlord may resort under this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Landlord may lawfully be entitled at any time, and the Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not provided for in this Lease.

                                ARTICLE SEVENTEEN
                                     DAMAGES

     17.1. If there is a Default Termination of this Lease, the Tenant will pay to the Landlord as damages, at the election of the Landlord, either:

          (a) a sum which, at the time of such Default Termination, represents the then present value (such computation to be made by using the then prevailing rate of most recently issued bonds or notes issued by the United States Treasury having a maturity closest to but not exceeding the period commencing with the day following the date of such Default Termination and ending with the date originally specified as the expiration date of this Lease (the "Remaining Period")) of the excess, if any, of (1) the aggregate of the fixed rent and the additional rent under Article Twenty-four (if any) which, had this Lease not so terminated, would have been payable under this Lease by the Tenant for the Remaining Period over (2) the aggregate rental value of the Premises for the same period, or

          (b) sums equal to the aggregate of the fixed rent and the additional rent under Article Twenty-four (if any) which would have been payable by the Tenant had this Lease not terminated by such Default Termination, payable upon the due dates therefor specified in this Lease following such Default Termination and until the date originally specified as the expiration of this Lease; provided, that if the Landlord shall relet all or any part of the Premises for all or any part of the Remaining Period (the Landlord having no obligation to so relet the Premises), the Landlord shall credit the Tenant with the net rents received by the Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by the Landlord from such reletting the expenses incurred by the Landlord in terminating this Lease and re-entering the Premises and of securing possession thereof, as well as the expenses of reletting, including altering and preparing the Premises for new tenants, brokers' commissions, and all other expenses properly chargeable against the Premises and the rental therefrom in connection with such reletting, it being understood that any such reletting may be for a period equal to or shorter or longer than said period; provided, further, that (i) in no event shall the Tenant be entitled to receive any excess of such net rents over the sums payable by the Tenant to the Landlord, (ii) in no event shall the Tenant be entitled, in any suit for the collection of damages pursuant to this subsubsection (b), to a credit in respect of any net rents from a reletting except to the extent that such net rents are actually received by the Landlord prior to the commencement of such suit, and (iii) if the Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot rentable area basis shall be made of the rent received from such reletting and of the expenses of reletting.

     17.2. For the purposes of this Article, the amount of additional rent which would have been payable by the Tenant under Article Twenty-four shall, for each Computation Year (as defined in Article Twenty-four) ending after such Default Termination, be deemed to be an amount equal to the amount of additional rent payable by the Tenant for the Computation Year immediately preceding the Computation Year in which such Default Termination occurs or if the Default Termination occurs prior to the end of the first Computation Year, then the Landlord's reasonable estimate of what additional rent would have been had the Lease commenced one year earlier, and in either case deemed increased each year by the percentage increase in additional rent for the immediately preceding Computation Year over the additional rent for the twelve-month period prior thereto or, if the Lease term did not occur throughout such prior years, Landlord's reasonable estimate of what such increase would have been had the term occurred during such years. Suit or suits for the recovery of any damages payable by the Tenant, or any installments thereof, may be brought by the Landlord from time to time at its election, and nothing in this Lease shall be deemed to require the Landlord to postpone suit until the date when the term of this Lease would have expired but for such Default Termination.

     17.3. Nothing in this Lease shall be construed as limiting or precluding the recovery by the Landlord against the Tenant of any sums or damages to which, in addition to the damages specified above, the Landlord may lawfully be entitled by reason of any default under this Lease on the part of the Tenant.

                                ARTICLE EIGHTEEN
                                WAIVERS BY TENANT

     18.1. The Tenant, for itself and all other Tenant Parties, and on behalf of any and all persons, firms, entities and corporations claiming through or under any Tenant Party, including, without limitation, creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law to redeem the Premises or to have a continuance of this Lease for the full term hereby demised after the Tenant is dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the expiration or termination of this Lease as provided in this Lease or pursuant to law. The Tenant also waives (a) the right of the Tenant to trial by jury in any summary dispossess or other proceeding that may hereafter be instituted by the Landlord against the Tenant with respect to the Premises or in any action that may be brought to recover rent, damages or other sums payable under this Lease, and (b) the provisions of any law relating to notice and/or delay in levy of execution in case of an eviction or dispossess of a tenant for nonpayment of rent, and of any other law of like import now or hereafter in effect. If the Landlord commences any such summary dispossess proceeding, the Tenant will not interpose any counterclaim of whatever nature or description in such proceeding, other than a compulsory counterclaim.

                                ARTICLE NINETEEN
                                TENANT'S REMOVAL

     19. I. Any personal property which shall remain in any part of the Premises after the expiration or termination of the term of this Lease with respect to such part shall be deemed to have been abandoned, and either may be retained by the Landlord as its property or may be disposed of in such manner as the Landlord may see fit at the Tenant's cost; provided, that the Tenant will, upon request of the Landlord, remove from the Building any such personal property by the later of the expiration or termination of this Lease or thirty (30) days after the Landlord's request.

     19.2. If during the last month of the term of this Lease with respect to any part of the Premises, such part of the Premises shall no longer be occupied by the Tenant in the conduct of its business, the Landlord may, and the Tenant hereby irrevocably grants to the Landlord a license to, enter such part of the Premises and make such alterations in and redecorate such part of the Premises as the Landlord shall determine in its sole discretion and the Tenant shall not be entitled to any abatement of fixed rent or other compensation on account thereof.

                                 ARTICLE TWENTY
                      ELEVATORS, CLEANING, SERVICES, ETC.

     20.1. The Landlord will (i) supply passenger elevator service during Business Hours to each floor, above the street floor of the Building, which is served by the Building's passenger elevators and on which the Premises are, or any portion thereof is, located, with one of said elevators being subject to call for such service during hours other than Business Hours, (ii) supply an elevator for the transmission of freight to said floor or floors during Business Hours, (iii) subject to any applicable policies or regulations adopted by any utility or governmental authority, supply during Business Hours in the heating season heat for the warming of the Premises and the public portions of the Building, (iv) subject to any applicable policies or regulations adopted by any utility or governmental authority, supply during Business Hours air conditioning (including cooling during the cooling season as, in the Landlord's reasonable judgment, may be necessary) and ventilation to all portions of the Premises, if any, which are served by the Building's air conditioning and ventilation systems, and (v) clean any portion of the Premises which is located on a floor above the street floor of the Building except any such portion used for preparing, dispensing or consumption of food or beverages or as an exhibition area or classroom or for storage, shipping room, mail room or similar purposes or which is a toilet (other than a toilet shown on any diagram attached hereto as Exhibit A) or a shop or is used for a trading floor or for operation of computer, data processing, reproduction, duplicating or similar equipment. In order for said air conditioning system to function properly, the Tenant must, to the extent they are missing therefrom, install window blinds or shades on all windows of the Premises and must lower and close such window blinds or shades on all windows facing the sun whenever said air conditioning system is in operation and the Tenant will at all times comply with all regulations and requirements which the Landlord may reasonably prescribe for the proper functioning and protection of said air conditioning system. No representation is made by the Landlord with respect to the adequacy or fitness of such air conditioning or ventilation to maintain temperatures that may be required for, or because of, the operation of any computer, data processing or other equipment of the Tenant and where air conditioning or ventilation is required for any such purpose and the Landlord assumes no responsibility, and shall have no liability for any loss or damage however sustained, in connection therewith. Unless otherwise provided in this Lease, "Business Hours", means the generally customary daytime business hours of the Tenant (but not before 8:00 A.M. or after 6:00 P.M.) of days other than Saturdays, Sundays and, as established by the Landlord, holidays.

     20.2. The Landlord shall, when and to the extent reasonably requested by the Tenant, furnish additional elevator, heating, air conditioning, ventilating and/or cleaning services upon such reasonable terms and conditions as shall be determined by the Landlord, including the payment by the Tenant of the Landlord's reasonable charge therefor. The Tenant will also pay the Landlord's reasonable charge for (a) any additional cleaning of the Premises required because of the carelessness or indifference of any Tenant Party or because of the nature of any Tenant Party business, and (b) the removal of any refuse and rubbish of any Tenant Party from the Premises and the Building, except wastepaper and similar discarded material placed by the Tenant in wastepaper baskets and left for emptying as an incident to the Landlord's normal cleaning of the Premises. If the cost to the Landlord for cleaning the Premises shall be increased due to the use of any part of the Premises during hours other than Business Hours or due to there being installed in the Premises, at the request of or by any Tenant Party, any materials or finish other than those which are of the standard adopted by the Landlord for the Building, the Tenant shall pay to the Landlord an amount equal to such increase in cost.

     20.3. All or any of the elevators in the Building may, at the option of the Landlord, be manual or automatic elevators, and the Landlord shall be under no obligation to furnish an elevator operator or starter for any automatic elevator, but if the Landlord shall furnish any elevator operator or starter for any automatic elevator, the Landlord may discontinue furnishing such elevator operator or starter.

     20.4. The Landlord reserves the right, without liability to the Tenant and without constituting any claim of constructive eviction, to stop or interrupt any heating, elevator, escalator, lighting, ventilating, air conditioning, power, water, cleaning or other service and to interrupt the use of any Building facilities, at such times as may be necessary and for as long as may reasonably be required by reason of accidents, strikes, the making of repairs, alterations or improvements, inability to secure a proper supply of fuel, steam, water, electricity, labor or supplies, or by reason of any other cause beyond the reasonable control of the Landlord; provided, that any such stoppage or interruption for the purpose of making any discretionary alteration or improvement shall be made at such times and in such manner as shall not unreasonably interfere with the Tenant's use of the Premises.

                               ARTICLE TWENTY-ONE
                    LEASE CONTAINS ALL AGREEMENTS-NO WAIVERS

     21.1. This Lease contains all of the understandings relating to the leasing of the Premises and the Landlord's obligations in connection therewith and neither the Landlord nor any agent or representative of the Landlord has made or is making, and the Tenant in executing and delivering this Lease is not relying upon, any warranties, representations, promises or statements whatsoever, except to the extent expressly set forth in this Lease. All understandings and agreements, if any, heretofore had between the parties are merged in this Lease, which alone fully and completely expresses the agreement of the parties.

     21.2. The failure of the Landlord to insist in any instance upon the strict keeping, observance or performance of any provision of this Lease or to exercise any election in this Lease shall not be construed as a waiver or relinquishment for the future of such provision, but the same shall continue and remain in full force and effect. No waiver or modification by the Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by the Landlord. No surrender of possession of the Premises or of any part thereof or of any remainder of the term of this Lease shall release the Tenant from any of its obligations under this Lease unless accepted by the Landlord in writing. The receipt and retention by the Landlord of Rent from anyone other than the Tenant shall not be deemed a waiver of the breach by the Tenant of any provision in this Lease, or the acceptance of such other person as a tenant, or a release of the Tenant from its further observance of the provisions of this Lease. The receipt and retention by the Landlord of Rent with knowledge of the breach of any provision of this Lease shall not be deemed a waiver of such breach.

                               ARTICLE TWENTY-TWO
                           PARTIES BOUND; EXCULPATION

     22.1. The provisions of this Lease shall bind and benefit the respective successors, assigns and legal representatives of the parties to this Lease except that (1) no violation of the provisions of Article Seven shall operate to vest any rights in any successor, assignee or legal representative of the Tenant and (2) the provisions of this Article shall not be construed as modifying the conditions of limitation contained in Article Fifteen. The obligations of the Landlord under this Lease shall not, however, be binding upon the Landlord herein named (or any transferee of its interest in the Building or the Premises) with respect to the period (i) subsequent to the transfer of its interest in the Building or the Premises (a lease of the entire interest being deemed such a transfer), or (ii) subsequent to the expiration or earlier termination of the term of any underlying lease to which this Lease and the term and estate hereby granted may be subject and subordinate and wherein the lessor thereunder has agreed to recognize this Lease in case the term of said underlying lease expires or terminates prior to the expiration or termination of the term of this Lease if the Landlord would not then be entitled to terminate this Lease pursuant to said Article Fifteen or to exercise any dispossess remedy provided for in this Lease or by law; and in any such event those covenants shall, subject to Article Thirteen, thereafter be binding upon the transferee of such interest in the Building or the Premises or the lessor under said underlying lease, as the case may be, until the next such transfer of such interest.

     22.2. The Tenant shall look solely to the Landlord's interest in the Land and the Building (or the proceeds thereof) for the satisfaction of any monetary claim under this Lease, or for the collection of any judgment (or other judicial process) based thereon, and no other property or assets of the Landlord (or any affiliate, shareholder, director, officer, employee, partner, agent, representative, or beneficiary of the Landlord, disclosed or undisclosed) shall be subject to levy, execution or other enforcement procedure for the satisfaction of such claim or judgment (or other judicial process).

                              ARTICLE TWENTY-THREE
                    CURING TENANT'S DEFAULTS-ADDITIONAL RENTS

     23.1. If the Tenant shall default in the observance of any provision of this Lease, the Landlord, without thereby waiving such default, may perform the same for the account and at the expense of the Tenant (a) immediately or at any time thereafter and without notice in the case of emergency or in case such default unreasonably interferes with the use by any other tenant of any space in the Building or with the efficient operation of the Building or will result in a violation of any Requirement applicable to the Land, the Building or the Premises or any part thereof, to the Tenant's use thereof or to the Tenant's observance of any provision of this Lease, or in a cancellation of an insurance policy maintained by the Landlord, and (b) in any other case if such default continues after fifteen (15) days from the date of the giving by the Landlord of notice of the Landlord's intention so to perform the same, provided, however, that if the Tenant's default constitutes a default under any underlying lease or underlying mortgage and the lessor or mortgagee thereof notifies the Landlord of such default, then if the cure period afforded the Tenant extends beyond the tenth day preceding the end of the cure period permitted to the Landlord under the underlying lease or underlying mortgage, the Landlord may so notify the Tenant, in which event the Landlord's right to cure the Tenant's default will commence upon such tenth day. All reasonable costs and expenses incurred by the Landlord in connection with any such performance by it for the account of the Tenant and all reasonable costs and expenses, including reasonable counsel fees and disbursements incurred by the Landlord in any action or proceeding (including any summary dispossess proceeding) brought by the Landlord to enforce any obligation of the Tenant under this Lease and/or right of the Landlord in or to the Premises, shall be paid by the Tenant to the Landlord upon demand. Except as expressly provided to the contrary in this Lease, all reasonable costs and expenses which, pursuant to this Lease (including the rules and regulations referred to in this Lease) are incurred by the Landlord and payable to it by the Tenant and all reasonable charges, amounts and sums payable to the Landlord by the Tenant for any property, material, labor, utility or other services which, pursuant to this Lease or at the request and for the account of the Tenant, are provided, furnished or rendered by the Landlord shall become due and payable by the Tenant to the Landlord in accordance with the terms of bills therefor to be rendered by the Landlord to the Tenant. If any cost, expense, charge, amount or sum referred to in this Section or elsewhere in this Lease is not paid when due as provided in this Lease, the same shall become due by the Tenant as additional rent under this Lease. If any Rent or damages payable under this Lease is not paid when due, the same shall bear interest at an annual rate of five percent (5%) above the prime rate announced publicly from time to time on commercial loans having a 90-day duration (or if not announced publicly from time to time on commercial loans having a 90-day duration) by The Chase Manhattan Bank (N.A.) or any other bank the Landlord may reasonably select (but in no event at a rate in excess of that permitted by law) from the due date thereof until paid and the amount of such interest shall be deemed additional rent under this Lease. If there is a nonpayment by the Tenant of any such additional rent and/or any other additional rent becoming due under this Lease, the Landlord, in addition to any other right or remedy, shall have the same rights and remedies as in the case of default by the Tenant in the payment of the fixed rent. If the Tenant is in arrears in payment of Rent, the Tenant waives the Tenant's right, if any, to designate the items against which any payments made by the Tenant are to be credited, and the Landlord may apply any payments made by the Tenant to any items the Landlord sees fit, irrespective of and notwithstanding any designation or request by the Tenant as to the items against which any such payments shall be credited. The Landlord reserves the right, without liability to the Tenant and without constituting any claim of constructive eviction, to suspend furnishing or rendering to the

Tenant any property, material, labor, utility or other service, wherever the Landlord is obligated to furnish or render the same at the expense of the Tenant, in the event that (but only so long as) the Tenant is in arrears in paying the Landlord therefor at the expiration of five (5) days after the Landlord shall have given to the Tenant notice demanding the payment of such arrears.

                               ARTICLE TWENTY-FOUR
            ADJUSTMENTS FOR CHANGES IN LANDLORD'S COSTS AND EXPENSES

     24.1. If for any Computation Year, the R.E. Tax Share of the Real Estate Taxes shall be greater than Base Real Estate Taxes, or 110% of the O.E. Share of the Cost of Operation and Maintenance shall be greater than 110% of the Base COM, then the Tenant shall pay to the Landlord, as additional rent, an amount equal to the product obtained by multiplying such excess or excesses by the Tenant's Area.

     24.2. In order to provide for current payments on account of the additional rent which may be payable to the Landlord pursuant to Section 24.1. for any Computation Year, the Tenant agrees to make such payments on account of said additional rent for and during such Computation Year, as the case may be, as follows:

          (a) With respect to Real Estate Taxes, the Tenant shall pay its share thereof in two semiannual installments in advance on the first day of June and December, each equal to the product of the Tenant's Area multiplied by one-half of the excess of the R.E. Tax Share of the Real Estate Taxes for the Tax Year in which the Landlord's corresponding tax payment falls over the Base Real Estate Taxes, it being understood that if the tax bill for the following Tax Year is not received in time to bill the June 1 payment, the Landlord may estimate the payment due on June 1 based on the Landlord's estimate of the Real Estate Taxes for such following Tax Year. If, upon issuance of the tax bill for such following Tax Year, such estimated amount results in an underpayment, the Tenant shall pay to the Landlord the amount of the underpayment. If, upon issuance of the tax bill for such following Tax Year, such estimated amount results in an overpayment, the Landlord shall either pay to the Tenant an amount equal to the overpayment or permit the Tenant a credit for such amount against future Rent payments. If there shall be any increase in Real Estate Taxes for any Tax Year, whether during or after such Tax Year, or if there shall be any decrease in the Real Estate Taxes for any Tax Year, whether during or after such Tax Year, the Tenant shall pay its share of any increase, or, to the extent the decrease does not reduce the R.E. Tax Share of Real Estate Taxes below the Base Real Estate Taxes, receive its share of any decrease, substantially in the same manner as provided in the preceding two sentences. If during the term of the Lease, Real Estate Taxes are required to be paid (either to the appropriate taxing authorities or as a tax escrow to the holder of an underlying lease or an underlying mortgage), on any other date or dates than as presently required, then the Tenant's payments toward Real Estate Taxes shall be correspondingly accelerated or revised so that such payments are due at least thirty (30) days prior to the date payments are due to the taxing authorities or to the holder of an underlying lease or underlying mortgage.

          (b) With respect to Cost of Operation and Maintenance, the Tenant shall pay an amount each month equal to the product of the Tenant's Area multiplied by 1/12th of the excess of 110% of the O.E. Share of the Cost of Operation and Maintenance for such Computation Year as reasonably estimated by the Landlord over 110% of the Base COM, the installment for each calendar month to be due and payable upon the receipt from the Landlord of a bill for the same. If, as finally determined, the amount of additional rent payable by the Tenant to the Landlord pursuant to this Subsection for such Computation Year shall be greater than (resulting in an underpayment) or be less than (resulting in an overpayment) the aggregate of all the installments so paid on account to the Landlord by the Tenant for such Computation Year, then, promptly after the receipt of the bill for such Computation Year and, in performance of its obligations under Section 24.1., the Tenant shall, in case of such an underpayment, pay to the Landlord an amount equal to such underpayment or the Landlord shall, in case of such an overpayment, either pay to the Tenant an amount equal to such overpayment or permit the Tenant a credit for such amount against future Rent payments.

     24.3. As used in this Article:

          (a) "Computation Year" shall mean each calendar year in which occurs any part of the term of this Lease and, in the case of a Default Termination of this Lease, in which would have occurred any part of the full term of this Lease except for such Default Termination.

          (b) "Tax Year" shall mean the twelve (12) month period commencing July 1 of each year, or such other twelve (12) month period as may be duly adopted as the fiscal year for real estate tax purposes in The City of New York.

          (c) "Tenant's Area" shall mean the number of square feet in the rentable area of the Premises.

          (d) "R.E. Tax Share" shall mean a fraction whose numerator is one and whose denominator is the number of square feet of the rentable area of the Center (excluding from such denominator the number of rentable square feet in any portion of the Center (i) not leased to the Tenant and for which Real Estate Taxes are not payable in full, or (ii) for which the Real Estate Taxes are payable directly in whole or in part by any person, firm or corporation other than the Landlord, without reimbursement by the Landlord or (iii) at the Landlord's election, constituting a condominium unit not wholly or partially leased to the Tenant); provided that the Landlord may elect to limit the denominator to only the number of square feet in the rentable area of the Building if the Landlord makes a similar election for all buildings it owns in the Center. The parties agree that the Center currently contains 6,784,036 rentable square feet for purposes of calculating R.E. Tax Share.

          (e) "O.E. Share" shall mean a fraction whose numerator is one and whose denominator is the number of square feet in the rentable area of all buildings in the Center exclusive of the rentable area of any such building or any structure on any such building operated and maintained by and at the expense of any person, firm or corporation (other than the Landlord or, at Landlord's election, any affiliate of Landlord) or of any theater or garage located in the Center; provided that the Landlord may elect to limit the denominator to only the number of square feet in the rentable area of the Building if the Landlord makes a similar election for all buildings it owns in the Center. The parties agree that the Center currently contains 7,414,055 rentable square feet for purposes of calculating O.E. Share.

          (f) "Real Estate Taxes" shall mean the taxes and assessments imposed upon the Center (to the extent the Landlord does not make the election in the proviso of subsection (d) above), including without limitation assessments made as a result of the Center or part thereof being within a business improvement district (other than any interest or penalties imposed in connection therewith), and all expenses, including fees and disbursements of counsel and experts, reasonably incurred by, or reimbursable by, the Landlord in connection with any application for a reduction in the assessed valuation for the Center or for a judicial review thereof (but in no event shall expenses be included in Base Real Estate Taxes). If due to a future change in the method of taxation any franchise, income, profit or other tax shall be levied against the Landlord in substitution in whole or in part for or in lieu of any tax which would otherwise constitute a Real Estate Tax, such franchise, income, profit or other tax shall be deemed to be a Real Estate Tax for the purposes of this Lease. Real Estate Taxes shall not include any portion thereof (i) allocable to an area not leased to the Tenant and for which what would otherwise be Real Estate Taxes are not payable in full (ii) payable directly, in whole or in part, by a person, firm, entity or corporation other than the Landlord, without reimbursement by the Landlord, or (iii) allocable to a condominium unit that the Landlord elects pursuant to clause
     (d) above to exclude from the calculation of R.E. Tax Share.

          (g) "Cost of Operation and Maintenance" shall mean the actual cost incurred by the Landlord or its affiliates with respect to the ownership, operation, maintenance and repair of the Center (to the extent the Center is included in the calculation of O.E. Share, it being understood that if less than the entire Center is included in such calculation, then Cost of Operation and Maintenance shall include a portion of the common area expenses of the Center in the same proportion as the rentable area of the building or buildings included in the calculation of O.E. Share bears to the aggregate rentable area in all buildings in the Center) and the curbs and sidewalks adjoining the same, including, without limitation, the cost incurred for air conditioning;

     mechanical ventilation; heating; interior and exterior cleaning; rubbish removal; window washing (interior and exterior, including inside partitions); elevators; escalators; hand tools and other moveable equipment to the extent same are not required to be capitalized in accordance with good accounting practice; porter and matron service; electric current, steam, water and other utilities; association fees and dues; protection and security service; repairs; maintenance; compliance with any Preservation Agreement to the extent same are not required to be capitalized in accordance with good accounting practice; fire, extended coverage, boiler, sprinkler, apparatus, rental income, public liability and property damage insurance; supplies; wages, salaries, disability benefits, pensions, hospitalization, retirement plans and group insurance respecting service and maintenance employees, building superintendents, concierges, managers, their assistants and clerical staffs, and persons engaged in supervision of the foregoing; uniforms and working clothes for such employees and the cleaning thereof; expenses imposed pursuant to any collective bargaining agreement with respect to such employees; payroll, social security, unemployment and other similar taxes with respect to such employees; sales, use and other similar taxes; vault charges; franchise fees payable in connection with the concourse levels of the Center; water rates; sewer rents; charges of any independent contractor who does any work with respect to the operation, maintenance and repair of the Center and the curbs and sidewalks adjoining the same; legal, accounting and other professional fees; decorations; and the annual depreciation or amortization over the useful life thereof of costs, including financing costs, incurred for any equipment, device or other capital improvement made or acquired which is either intended as a laborsaving measure or to effect other economies in the operation, maintenance or repair of the Center and said curbs and sidewalks (but only to the extent that the annual benefits anticipated to be realized therefrom are reasonably related to the annual amount to be amortized) or which is required by any Requirement; provided, that the term "Cost of Operation and Maintenance" shall not include (1) Real Estate Taxes, special assessments, franchise taxes or taxes imposed upon or measured by the income or profits of the Landlord, (2) except for depreciation and amortization specifically provided for in this subsection, the cost of any item which is, or should in accordance with good accounting practice be, capitalized on the books of the Landlord, (3) the cost of any electricity furnished to the Premises or any other space in the Center demised to other tenants, (4) the cost of any work or service performed for any tenant of space in the Center (including the Tenant) at such tenant's cost and expense or (5) any costs incurred with respect to any theater or garage located in the Center, (6) interest on and amortization of mortgages encumbering the Building, (7) the cost of tenant improvements made for new tenants of the Building and the cost of all tenant allowances given to such new tenants, (8) leasing and brokerage commissions, (9) transfer, gains, franchise, inheritance estate and income taxes imposed upon the Landlord,
     (10) ground rent, or any other similar fixed rent payments due under any ground lease, (11) costs incurred with respect to a sale of all or any portion of the Building or any interest therein, (12) advertising, entertainment and promotional expenditures incurred in leasing space, (13) the cost of any financing or refinancing of the Building including any legal fees and disbursements incurred in connection therewith, (14) lease takeover costs incurred by the Landlord in connection with leases in the Building and (15) the cost of removing or encapsulating any asbestos containing materials in the Building. If during any period for which the Cost of Operation and Maintenance is being computed the Landlord is not for all or any part of such period furnishing any particular work or service (the cost of which if performed by the Landlord would constitute a Cost of Operation and Maintenance) to a portion of the Center due to the fact that such portion is not leased to a tenant or that the Landlord is not obligated to perform such work or service in such portion, then the amount of the Cost of Operation and Maintenance for such period shall be deemed, for the purposes of this Article, to be increased by an amount equal to the additional Cost of Operation and Maintenance which would reasonably have been incurred during such period by the Landlord if it had furnished such work or service.

          (h) "Base Real Estate Taxes" shall mean THE R.E. TAX SHARE OF THE REAL ESTATE TAXES FOR THE TAX YEAR BEGINNING ON JULY 1, 1995 AND ENDING ON JUNE 30, 1996.

          (i) "Base COM" shall mean the O.E. SHARE OF THE COST OF OPERATION AND MAINTENANCE FOR THE COMPUTATION YEAR BEGINNING ON JANUARY 1, 1996 AND ENDING ON DECEMBER 31, 1996.

     24.4. If (I) the Tenant is not then in default under this Lease, (II) the R.E. Tax Share of Real Estate Taxes and/or the O.E. Share of the Cost of Operation and Maintenance has increased by more than five percent (5%) from the prior Computation or Tax Year, as the case may be, and (III) requested by the Tenant within one hundred twenty (120) days following the receipt by it of any Escalation Statement, then, the Landlord, in substantiation of its determination of the amounts set forth in said Escalation Statement, will furnish to the Tenant, within sixty (60) days of the Tenant's request, such additional information as reasonably may be required for such purpose and as may be reasonably necessary for the verification of such information; it being expressly understood that (x) the Landlord shall be under no duty to preserve any such records, or any data or material related thereto, beyond such time as shall be its customary practice with respect thereto, and (y) the Tenant shall covenant and agree to keep such information confidential for its use only for the purposes stated herein. For purposes of this Article, "Escalation Statement" shall mean a final statement setting forth the amount payable by the Tenant or the Landlord, as the case may be, for a specified Computation Year pursuant to this Article.

     24.5. If the term commencement date shall be a day other than a January 1 or the date fixed for the expiration of the full term of this Lease shall be a day other than December 31, or if there is any abatement of the fixed rent payable under this Lease (other than any abatement under Article One hereof) or any termination of this Lease (other than a Default Termination), or if there is any increase or decrease in the Tenant's Area, then in each such event in applying the provisions of this Article with respect to any Tax Year or Computation Year in which such event occurred, appropriate adjustments shall be made to reflect the result of such event on a basis consistent with the principles underlying the provisions of this Article, taking into consideration
(i) the portion of such Tax Year or Computation Year, as the case may be, which shall have elapsed prior to or after such event, (ii) the rentable area of the Premises affected thereby, and (iii) the duration of such event.

     24.6. The Tenant shall not (and hereby waives any and all rights it may now or hereafter have to) institute or maintain any action, proceeding or application in any court or other body having the power to fix or review assessed valuations, for the purpose of reducing the Real Estate Taxes.

     24.7. In the event the Landlord fails to bill the Tenant for Tenant's share of Real Estate Taxes or Cost of Operation and Maintenance by the time such amounts would otherwise be due and payable hereunder, the Tenant shall pay the amount most recently billed for the item in question, subject to subsequent adjustment to reflect the correct amount due.

                               ARTICLE TWENTY-FIVE
                                  MISCELLANEOUS

     25.1. If the Landlord shall consent to the omission or removal of any part of, or the insertion of any door (other than to a public corridor) or other opening in, any wall separating the Premises from other space adjoining the Premises, then (a) the Tenant shall be deemed to have assumed responsibility for all risks (including, without limitation, damage to, or loss or theft of, property) incident to the use of said door or other opening or the existence thereof, and shall indemnify and save the Indemnitees harmless from and against any claim, demand or action for, or on account of, any such loss, theft or damage, and (b) upon the expiration or termination of this Lease or any lease of said adjoining space, the Landlord may enter the Premises and close up such door or other opening by erecting a wall to match the wall separating the Premises from said adjoining space, and the Tenant shall pay the reasonable cost thereof and such work may be done during Business Hours and while the Tenant is in occupancy of the Premises and the Tenant shall not be entitled to any abatement of fixed rent or other compensation on account thereof; provided, that nothing shall be deemed to vest the Tenant with any right or interest in, or with respect to, said adjoining space, or the use thereof, and the Tenant hereby expressly waives any right to be made a party to, or to be served with process or other notice under or in connection with, any proceeding which may hereafter be instituted by the Landlord for the recovery of the possession of said adjoining space.

     25.2. Without incurring any liability to the Tenant, the Landlord may permit access to the Premises and open the same, whether or not the Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, the Tenant's property or for any other purpose (but this provision and any action by the Landlord hereunder shall not be deemed a recognition by the Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the Premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal government.

     25.3. If an excavation shall be made upon any land adjacent to the Building, or shall be authorized to be made, the Tenant shall afford to the person causing or authorized to cause such excavation a license to enter upon the Premises for the purpose of doing such work as said person shall deem necessary to preserve the Building from injury or damage, all without any claim for damages or indemnity against the Landlord or diminution or abatement of rent.

     25.4. The Tenant shall not be entitled to exercise any fight of termination or other option granted to it by this Lease at any time when the Tenant is in default under this Lease. With respect to any such exercise, time shall be of the essence.

     25.5. The headings of the Articles of this Lease are for convenience only and are not to be considered in construing said Articles.

     25.6. As used in this Section, the term "facility' means stores, restaurants, cafeterias, rest rooms, and any other facility of a public nature in the Building. The Tenant will not discriminate by segregation or otherwise against any person or persons because of race, creed, color, sex (except as appropriate in the case of rest rooms) or national origin in furnishing, or by refusing to furnish, to such person or persons the use of any facility in the Premises, including any and all services, privileges, accommodations, and activities provided thereby. The Tenant's noncompliance with the provisions of this Section shall constitute a material breach of this Lease. In the event of such noncompliance, the Landlord may take appropriate action to enforce compliance, may terminate this Lease in accordance with the provisions of this Lease, or may pursue such other remedies as may be provided by law. In the event of termination, the Tenant shall be liable to the Landlord for damages in accordance with the provisions of this Lease.

     25.7. If the Tenant holds-over in the Premises after the expiration or termination of this Lease without the consent of the Landlord, the Tenant shall:

          (a) pay as hold-over rental for each month of the hold-over tenancy an amount equal to the greater of (i) one and one-half times the fair market rental value of the Premises for such month (as reasonably determined by Landlord) or (ii) one and one-half times the Rent which Tenant was obligated to pay for the month immediately preceding the expiration or termination of this Lease;

          (b) be liable to the Landlord for (i) any payment or rent concession which Landlord may be required to make to any tenant obtained by the Landlord for all or any part of the Premises (a "New Tenant") in order to induce such New Tenant not to terminate its lease by reason of the holding-over by the Tenant and (ii) the loss of the benefit of the bargain if any New Tenant shall terminate its lease by reason of the holding-over by the Tenant; and

          (c) indemnify the Landlord against all claims for damages by any New Tenant.

     No holding-over by the Tenant, nor the payment to the Landlord of the amounts specified above, shall operate to extend the term of this Lease.

     25.8. Any obligation of the Landlord or the Tenant which by its nature or under the circumstances can only be, or by the provisions of this Lease may be, performed after the expiration or earlier termination of this Lease, and any liability for a payment which shall have accrued to or with respect to any period ending at the time of such expiration or termination, unless expressly otherwise provided in this Lease, shall survive the expiration or earlier termination of this Lease.

     25.9. If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     25.10. Notwithstanding anything to the contrary herein contained, no term or provision of this Lease which may be or become inconsistent with the provisions of Section 9-1.1 of the Estates, Powers and Trusts Law of the State of New York, or any successor thereto in effect during the term of this Lease, shall be operative following twenty-one years after the death of the last to die of those descendants of John D. Rockefeller, Sr. in being on the date of this Lease.

     25.11. It is the intention of the Landlord and the Tenant to create the relationship of landlord and tenant, and no other relationship whatsoever, and nothing herein shall be construed to make the Landlord and the Tenant partners or joint venturers, or to render either party hereto liable for any of the debts or obligations of the other party.

     25.12. The Landlord and the Tenant acknowledge that (i) improvements (including Fixtures) made or installed by the Tenant in the Premises do not constitute consideration for the granting of this Lease to the Tenant and (ii) there has been no adjustment in the fixed or additional rent payable under this Lease on account of such improvements (including Fixtures).

     25.13. If there is any payment required to be made by the Tenant under this Lease for which no time period is stated within which the payment must be made, such payment shall be made within thirty (30) days after demand by the Landlord.

                               ARTICLE TWENTY-SIX
                                    SECURITY

     26.1. The Tenant shall upon execution of this Lease and at all times thereafter maintain on deposit with the Landlord cash in the amount of $24,950.00 (the "Cash Deposit") as security for the full and faithful keeping, observance and performance of all of the provisions of this Lease provided to be kept, observed or performed by the Tenant (expressly including, without being limited to, the payment as and when due of the Rent and any other sums or damages payable by the Tenant under this Lease) and the payment of any and all other damages for which the Tenant shall be liable by reason of any act or omission contrary to any of said provisions. If the Landlord invests the Cash Deposit, any interest earned thereon, less the Landlord's reasonable administrative fee associated with holding and investing the Cash Deposit, shall be deemed added to the Cash Deposit to be held as additional security hereunder and shall be treated the same as the initial Cash Deposit. If at any time the Tenant shall be in default in the payment of any Rent and/or any other sums or damages or shall otherwise be in default in the keeping, observance or performance of any of the provisions of this Lease, then at the Landlord's election, the Cash Deposit may be applied by the Landlord to the payment of the Rent, other sums or damages in respect to which the Tenant is so in default and/or, if the Tenant is otherwise in default in the keeping, observing or performing as aforesaid of any of the provisions of this Lease, said Cash Deposit may be applied by the Landlord to the payment of such costs and expenses as the Landlord shall incur in curing any such default without relieving the Tenant of its obligation to the extent such amount applied is inadequate. If at any time the Landlord is required to return or repay to the Tenant, for any reason in connection with the bankruptcy or insolvency of the Tenant, any Rent and/or any other sums paid by the Tenant to the Landlord under the Lease, then, at the Landlord's election, the Cash Deposit may be applied by the Landlord to offset such return or repayment. If as a result of any such application, the amount of Cash Deposit with the Landlord shall at any time be less than that hereinabove specified, the Tenant shall forthwith deposit with the Landlord additional cash in an amount equal to the deficiency. If, at the expiration or earlier termination of this Lease, all of said Rent, other sums or damages, costs and expenses shall have been paid by the Tenant to the Landlord and the Tenant shall not be in default in the keeping, observance or performance of any other provision of this Lease, then the Landlord shall return to the Tenant all, or such part of the Cash Deposit, if any, then on deposit with the Landlord pursuant to this Section 26.1.

                              ARTICLE TWENTY-SEVEN
                              BROKERAGE COMMISSION

     27.1. The Tenant represents that the only broker with which it has dealt in connection with this Lease is Rockefeller Center Management Corporation. The Tenant shall indemnify, defend (with legal counsel reasonably acceptable to the Landlord) and hold harmless the Indemnitees from and against all liability, claims, suits, demands, judgments, costs, interest and expenses (including reasonable counsel fees and disbursements incurred in the defense thereof) to which the Indemnitees may be subject or suffer by reason of any claim made by any person, firm or corporation other than the aforementioned broker for any commission, expense or other compensation as a result of the execution and delivery of this Lease or the demising of the Premises by the Landlord to the Tenant pursuant to this Lease.

                              ARTICLE TWENTY-EIGHT
                                 QUIET ENJOYMENT

     28.1. If, and so long as, the Tenant performs each and every provision in this Lease on the part of the Tenant to be performed, the Tenant shall quietly enjoy the Premises without hindrance or molestation by the Landlord or by any other person lawfully claiming the same, subject, however, to the provisions of this Lease and to the Qualified Encumbrances.

                               ARTICLE TWENTY-NINE
                              HAZARDOUS SUBSTANCES

     29.1. The Tenant shall not (i) cause or permit to be brought to the Building, the Land or the Center any hazardous substances, (ii) cause or permit the storage or use of hazardous substances in any manner not permitted by any Requirements applicable to the Land, the Building or the Premises or any part thereof, to the Tenant's use thereof or to the Tenant's observance of any provision of this Lease, or (iii) cause or permit the escape, disposal or release of any hazardous substances on or in the vicinity of the Building, Land or Center; provided, that nothing herein shall prevent the Tenant's use of any hazardous substances customarily used in the ordinary course of office work if such use is for such ordinary course of office work and is in accordance with all Requirements applicable to the Land, the Building or the Premises or any part thereof, to the Tenant's use thereof or to the Tenant's observance of any provision of this Lease; and provided further, that the Tenant shall not be liable for a violation of the foregoing by any non-Tenant Party with respect to any part of the Center outside of the Premises.

     29.2. "Hazardous substances" are (i) any "hazardous wastes" as defined by the Resource, Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended, and regulations promulgated thereunder; (ii) any "hazardous, toxic or dangerous waste, substance or material" specifically defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended, and regulations promulgated thereunder; and (iii) any hazardous, toxic or dangerous chemical, biological or other waste, substance or material as defined in any so-called "superfund" or "superlien" law or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning such waste, substance or material;

including, without limiting the generality of the foregoing, asbestos, radon, urea formaldehyde, polychlorinated biphenyls, and petroleum products including gasoline, fuel oil, crude oil and various constituents of such products. Without limiting the generality of Section 6.1(j) hereof, the Tenant agrees that the covenants and warranties contained in this Article are included within the matters as to which the Indemnitees shall be indemnified pursuant to said
Section 6.1(j).

     29.3. The covenants contained in this Article shall survive the expiration or earlier termination of this Lease.

                                 ARTICLE THIRTY
                          INITIAL ALTERATION BY TENANT

     30.1. The Tenant shall promptly submit to the Landlord, for the Landlord's review and consent, architectural, electrical and mechanical working drawings and specifications showing the proposed Alteration of the Premises (the "Work Area") as desired by the Tenant and in keeping with the landmark status of, and consistent with the design, construction and equipment of, the Building and the Center and in conformity with its standards, all in such form and in such detail as may be reasonably required by the Landlord. The working drawings and specifications to be submitted to the Landlord as aforesaid shall be prepared by a competent architect licensed in the State of New York (in consultation with a competent engineer licensed in the State of New York where required by the nature of the Alteration), reasonably satisfactory to the Landlord, who shall be engaged by the Tenant and who, at the Tenant's expense, shall furnish all architectural and engineering services necessary, including, without limitation, hydraulic calculations, for the preparation of said working drawings and specifications and in connection with securing the aforesaid consent thereof by the Landlord and with the securing by the Tenant of such consents as, by reason of the nature of the Alteration shown on said working drawings and specifications, may be required from the Department of Buildings of the City of New York and any other governmental or quasi-governmental authorities, including, without limitation, Landmarks Preservation Commission of the City of New York. The Tenant shall submit the working drawings and specifications for review by the Landlord at eighty percent (80%) of completion.

     30.2. If the Landlord shall not consent to any working drawing or specification as submitted by the Tenant, the Landlord shall with reasonable promptness notify the Tenant thereof and of the particulars of such revisions therein as are reasonably required by the Landlord for the purpose of obtaining its said consent. As promptly as reasonably possible after being so informed by the Landlord, the Tenant shall submit to the Landlord for the Landlord's consent, a working drawing or specification, as the case may be, incorporating such revisions or incorporating such modifications thereto as are suggested by the Tenant and consented to by the Landlord (said working drawings and specifications, as so consented to, the "Working Drawings"). Any such consent by the Landlord shall not be deemed to be a representation or warranty that the same is properly designed to perform the function for which it is intended or complies with any applicable Requirement, but only that the Alteration is compatible with the design and structure of the Building.

     30.3. Such Working Drawings, the Landlord's review and consent thereto, the Alteration and the performance thereof shall all be in accordance with, and subject to all of the terms and conditions of this Lease (including, but not limited to, Section 6.1(e)(i) - (vi) hereof), and shall at all times comply with (a) all applicable Requirements, and (b) with the reasonable rules, regulations and guidelines of the Landlord. Upon the consent by the Landlord of the Working Drawings, the Tenant shall proceed with due dispatch to cause the Alteration as shown on such Working Drawings to be completed at the Tenant's sole cost and expense.

     30.4. Within thirty (30) days after substantial completion of the Alteration, the Tenant shall deliver to the Landlord (i) copies of paid receipts certified by an officer of the Tenant, (ii) general releases and waivers of lien from all consultants, contractors, subcontractors and materialmen involved in the performance of the Alteration and the materials furnished in connection therewith and (iii) a certificate from the Tenant's architect, and (iv) record drawings and specifications of the Premises reflecting the Alteration as each is provided for in Section 6.1.(e)(vi). Notwithstanding the foregoing, but in all events subject to the Tenant's obligation to keep the

Premises and the Building free of liens, the Tenant shall not be required to deliver to the Landlord any general release or waiver of lien, as required by the preceding sentence, if the Tenant shall be disputing in good faith the payment which would otherwise entitle the Tenant to such release or waiver, provided that the Tenant shall (a) keep the Landlord advised in a timely fashion of the status of any such dispute and the basis therefor, (b) maintain on deposit with the Landlord such security as the Landlord may reasonably request in connection with such disputed payment, and (c) deliver to the Landlord the general release or waiver of lien when any such dispute is settled.

     30.5. The Landlord agrees that (i) if the Tenant is not then in default under the Lease, (ii) upon receipt by it of evidence satisfactory to it (as provided in Section 30.4. above) of the completion of such work in a manner reasonably satisfactory to the Landlord, and (iii) upon the furnishing by the Tenant to the Landlord, to the attention of its Director of Billing & Cash Applications, of the evidence (as provided in Section 30.4. above) of the payment therefor by the Tenant, the Landlord shall reimburse to the Tenant the lesser of (a) the payment of the actual cost of such work, or (ii) $67,385.00.

                               ARTICLE THIRTY-ONE
                              TERMINATION OF LEASE

     31.1. In the event that the Landlord and the Tenant shall, prior to the expiration of the term of this Lease, enter into a lease for a term expiring beyond December 31, 1999 (the "New Lease") with respect to other space in the Center, covering a rentable area larger than the rentable area of the Premises, then this Lease and the term and estate hereby granted shall terminate as of the date on which the term of the New Lease commences and the Tenant shall terminate its occupancy of the Premises not later than such date.

     31.2. If requested by the Landlord, the Tenant shall execute, acknowledge and deliver to the Landlord such instruments and documents in form and substance satisfactory to the Landlord as the Landlord may deem necessary or desirable to effectuate and/or confirm any of the foregoing; provided, however, the failure to execute any such instrument or document shall not affect the termination of this Lease as provided in this Article.

     31.3. With respect to the foregoing termination, the Tenant shall complete and timely submit all returns and questionnaires relating to New York City and State real property transfer tax laws and any other applicable real property transfer or gains tax laws (the taxes which are the subject of such laws are hereinafter collectively called "Transfer Taxes"). The Tenant shall timely pay all Transfer Taxes, if any, and shall deliver evidence, reasonably acceptable to the Landlord, of such payment simultaneously to the Landlord. The Tenant shall indemnify, defend (with legal counsel reasonably acceptable to the Landlord), and hold harmless the Landlord from all losses, liabilities, interest, judgments, suits, demands, damages, costs and expenses (including attorneys' fees and disbursements incurred in the defense thereof) which the Landlord may incur by reason of the Tenant's failure to complete and timely submit any and all Transfer Tax returns and questionnaires and/or the Tenant's failure to timely pay any and all Transfer Taxes. The provisions of this paragraph shall survive the expiration or earlier termination of the Lease.

                               ARTICLE THIRTY-TWO
                           SPRINKLERS AND FIRE ALARMS

     32.1. The Landlord may, but shall have no obligation to do so except as otherwise expressly provided in Article Eleven, do the following work at its sole cost and expense any time during the term of this Lease, (which, unless otherwise specifically provided herein, shall be of material, manufacture, design, capacity, quality, finish and color of the standard adopted by the Landlord for the Building and, where quantities are hereinafter specified, such quantities shall include any existing installations to the extent useable and used in the performance of such work) in connection with the Premises, namely, provide and install a sprinkler system and fire alarm system therein. The Landlord will restore any portion of the Premises affected by any such installation to substantially the same condition existing prior to the commencement of the work to the extent reasonably practicable in light of such sprinkler system and/or fire alarm system installation.

     32.2. Notwithstanding anything to the contrary contained in Article Two hereof, the term commencement date shall not be postponed by reason of the noncompletion of the foregoing work on the date which would otherwise be the term commencement date of this Lease. The Tenant agrees to permit the Landlord to enter the Work Area during Business Hours while the Tenant is in occupancy thereof in order to perform the foregoing work. The Tenant shall not be entitled to any abatement of fixed rent or other compensation by reason of the foregoing Alterations.

     IN WITNESS WHEREOF, the Landlord and the Tenant have duly executed this Lease as of the day and year first above written.


                                    ROCKEFELLER CENTER PROPERTIES
                                    By: ROCKEFELLER CENTER MANAGEMENT
                                    CORPORATION, ITS AGENT

                                    BY: /s/ illegible signature
                                       -----------------------------
                                                           PRESIDENT

Attest:
     /s/ illegible signature
----------------------------
         ASSISTANT SECRETARY

                                    GHA MANAGEMENT CORPORATION

                                    BY: /s/ Garo H. Armen
                                       -----------------------------
                                                      VICE PRESIDENT


Attest:

----------------------------
         ASSISTANT SECRETARY

                              RULES AND REGULATIONS
                              ---------------------

     1. The rights of the Tenant in the sidewalks, entrances, corridors, stairways, elevators and escalators of the Building are limited to ingress to and egress from the Premises for any Tenant Party, and the Tenant shall not invite to the Premises, nor permit the visit thereto by, persons in such numbers or under such conditions as to interfere with the use and enjoyment by others of the sidewalks, entrances, corridors, stairways, elevators, escalators or any other facilities of the Building. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by any Tenant Party. The Landlord shall have the right to regulate the use of and operate the public portions of the Building, as well as portions furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

     2. The Landlord may refuse admission to the Building outside of Business Hours to any person not having a pass issued by the Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of Business Hours to register. Any person whose presence in the Building at any time shall, in the judgment of the Landlord, be prejudicial to the safety, character, reputation and interests of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion the Landlord may prohibit all access to the Building during the continuance of the same, by closing doors or otherwise, for the safety of the tenants or protection of property in the Building. The Landlord shall, in no way, be liable to the Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Premises or the Building under the provisions of this rule. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose Premises the package or object is being removed, but the establishment or enforcement of such requirement shall not impose any responsibility on the Landlord for the protection of the Tenant against the removal of property from the Premises of the Tenant.

     3. The Tenant shall not obtain or accept for use in the Premises ice, drinking water, food, beverage, towel, linen, uniform, barbering, bootblacking or similar or related services from any persons not authorized by the Landlord to furnish such services. Such services shall be furnished only at such hours, in such places within the Premises and under such regulations as may be fixed by the Landlord.

     4. Where any damage to the public portions of the Building or to any portions used in common with other tenants is caused by any Tenant Party, the cost of repairing the same shall be paid by the Tenant upon demand.

     5. Except in the case of a shop, no lettering, sign, advertisement, trademark, emblem, notice or object shall be displayed in or on the windows or doors, or on the outside of the Premises, or at any point inside the Premises where the same might be visible outside the Premises, except that the name of the Tenant may be displayed on the entrance door of the Premises, subject to the approval of the Landlord as to the location, size, color and style of such display. The inscription of the name of the Tenant on the door of the Premises shall be done by the Landlord and the expense thereof shall be paid by the Tenant to the Landlord.

     6. No awnings or other projections of any kind over or around the windows or entrances of the Premises shall be installed by the Tenant, and only such window blinds and shades as are approved by the Landlord shall be used in the Premises. Linoleum, tile or other floor covering shall be laid in the Premises only in a manner approved by the Landlord.

     7. The Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon the Premises. If, in the judgment of the Landlord, it is necessary to distribute the concentrated weight of any safe or heavy object, the work involved in such distribution shall be done in such manner as the Landlord shall determine and the expense thereof shall be paid by the Tenant. The moving of safes and other heavy objects shall take place only upon previous notice to, and at times and in a manner approved by, the Landlord, and the persons employed to move the same in and out of the Building shall be acceptable to the Landlord. No machines, machinery or electrical or electronic equipment or appliances of any kind shall be placed or operated so as to disturb other tenants. Freight, furniture, business equipment, merchandise and packages of any description shall be delivered to and removed from the Premises only in the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by the Landlord.

     8. No noise, including the playing of any musical instrument, radio or television, which, in the judgment of the Landlord, might disturb other tenants in the Building, shall be made or permitted by the Tenant. No animal shall be brought into or kept in the Building or the Premises. No dangerous, inflammable, combustible or explosive object or material shall be brought into or kept in the Building by the Tenant or with the permission of the Tenant, except as permitted by law and the insurance companies insuring the Building or the property therein. The Tenant shall not cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in or emanate from the Premises. Any cuspidors or containers or receptacles used as such in the Premises, shall be emptied, cared for and cleaned by the Tenant.

     9. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in the Premises and no lock on any door shall be changed or altered in any respect. Duplicate keys for the Premises and toilet rooms shall be procured only from the Landlord, and the Tenant shall pay to the Landlord the Landlord's reasonable charge therefor. Upon the expiration or termination of the Lease, all keys of the Premises and toilet rooms shall be delivered to the Landlord.

     10. All entrance doors in the Premises shall be left locked by the Tenant when the Premises are not in use. No door (other than a door in an interior partition of the Premises) shall be left open at any time.

     11. The Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed by the Landlord when, in its judgment, it deems it necessary, desirable or proper for its best interest or for the best interests of the tenants, and no recision, alteration or waiver of any rule or regulation in favor of one tenant shall operate as a recision, alteration or waiver in favor of any other tenant. The Landlord shall not be responsible to the Tenant for the nonobservance or violation by any other tenant of any of the rules or regulations at any time prescribed by the Landlord.

     12. The Tenant shall promptly notify the Landlord of any inspection of the Premises by governmental agencies having jurisdiction over matters involving health or safety.

     13. The Tenant shall be responsible for maintaining the Premises rodent and insect free. Extermination services shall be provided by the Tenant on a monthly basis and additionally as required by the Landlord.

     14. All food storage areas shall be adequately protected against vermin entry by a contractor approved in advance by the Landlord.

     15. Drain pipes shall be kept free of obstructions and operable at all times.

     16. Exit signs shall be illuminated, and other exit identification shall be operable, at all times.

     17. Emergency lighting, including battery components, shall be in good working condition at all times.

                           GHA MANAGEMENT CORPORATION


                            [Drawing of Floor Plan]


                               ROCKEFELLER CENTER

                            FIRST AMENDMENT TO LEASE

     This FIRST AMENDMENT TO LEASE, dated as of October 23, 1996 (this "Amendment"), between RCPI TRUST, having an office c/o Tishman Speyer Properties, L.P., 45 Rockefeller Plaza, New York, New York 10111 ("Landlord"), and GHA MANAGEMENT CORPORATION, having an office at 630 Fifth Avenue, New York, New York 10111 ("Tenant").

                                   WITNESSETH:

     WHEREAS, Landlord (as successor to Rockefeller Center Properties) and Tenant executed and exchanged that certain Lease (the "Original Lease") dated as of December 6, 1995, covering a portion of the 9th Floor (the "Premises") in the building located at 630 Fifth Avenue, New York, New York (the "Building"), all as more particularly described in the Original Lease; and

     WHEREAS, Landlord and Tenant desire to modify the Original Lease (i) to lease to Tenant certain additional space in the Building, (ii) to provide for the surrender of certain space in the Building and (iii) to otherwise modify the terms and conditions of the Original Lease as hereinafter provided (the Original Lease, as modified by this Amendment, being hereinafter referred to as the "Lease").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree that the Original Lease shall be modified as follows:

     1. CAPITALIZED TERMS; RECITALS; DEFINITIONS. All defined terms used herein and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Lease. The recital clauses set forth above are incorporated herein by reference.

     2. DEMISE OF ADDITIONAL PREMISES, TERM AND RENT.

     (a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, a portion of the 21st Floor of the Building substantially as shown on Exhibit A annexed hereto and made a part hereof and designated as space 'H' (the "Additional Premises") for a term to commence on January 15, 1997

("Additional Premises Commencement Date") and to end on the last day of the month preceding the month in which the tenth anniversary of the Additional Premises Commencement Date occurs (the "Expiration Date") subject to the terms and conditions of the Lease except as otherwise expressly provided herein. The parties agree that as of the date hereof space 'H' contains 8,382 rentable square feet.

     (b) The fixed rent payable under the Lease shall be increased by (i) $310,134.00 per annum commencing on the Additional Premises Commencement Date and ending on the day preceding the third anniversary of the Additional Premises Commencement Date, (ii) $335,280.00 per annum commencing on the third anniversary of the Additional Premises Commencement Date and ending on the day preceding the seventh anniversary of the Additional Premises Commencement Date and (iii) $360,426.00 per annum commencing on the seventh anniversary of the Additional Premises Commencement Date and ending on the Expiration Date. Tenant hereby covenants and agrees to pay said fixed rent as so increased and the additional rent payable under the Lease, at the times and in the manner specified in the Lease for the payment of fixed rent and additional rent. Notwithstanding the foregoing, provided Tenant is not in default under the Lease, the fixed rent payable with respect to the Additional Premises only shall be abated at the rate of $310,134.00 per annum during the period commencing on the Additional Premises Commencement Date and ending on the day preceding the first anniversary of the Additional Premises Commencement Date. Upon execution of this Amendment by Tenant, Tenant shall pay $25,844.50 to be applied against the first installment of fixed rent coming due with respect to the Additional Premises.

     (c) Effective as of the Additional Premises Commencement Date, the term "Premises" shall be deemed to include the Additional Premises except that, (i) in applying the provisions of Article One of the Lease to the Additional Premises, (a) "Premises" shall mean the Additional Premises only; and (b) the "term commencement date" shall mean the Additional Premises Commencement Date;
(ii) Articles Twenty-seven, Thirty and Thirty-two of the Original Lease shall not apply to the Additional Premises.

     3. BROADCAST RESTRICTIONS. Article Three of the Lease is amended by adding
Section 3.6. to the end thereof, to read as follows:

     "Neither Tenant, nor any Tenant Party shall (a) conduct or permit to be conducted any Broadcast activities or video production activities from any area of the Center, (b) install or display any signs, symbols or logos within the Center which are commonly identified with any Broadcast or cable network or any Broadcast or video production activities or (c) use or permit the use of Protected Zone Images in any Broadcast. "Broadcast" means the transmission of video programming, including news footage clips, by any means, including over-the-air television broadcasting, cable television distribution and the like, and including successor distribution technologies which are comparable to the foregoing (but "Broadcast" shall not be deemed to include teleconferencing, private video telephone communications or other similar means of video transmission which are not intended for public distribution). "Protected Zone Images" means visual images of the area (or any portion thereof) consisting of the Plaza, the Plaza Street, the Channel Gardens, the Center skating rink and areas adjacent thereto."

     4. Effective on and after the Additional Premises Commencement Date,
Section 7.1. of the Lease shall be amended by adding the following sentence to the end thereof:

          "Tenant shall have the right to enter into license agreements with Antigenics, Inc., Armen Partners and Carr & Company ("Permitted Licensees"), without Landlord's consent but upon notice to Landlord, pursuant to which such Permitted Licensees may occupy a portion of the Premises for general office use, provided that such space shall not be separately demised."

     5. Effective on and after the Additional Premises Commencement Date, Article Twenty-four of the Lease shall be amended with respect to the Additional Premises only, as follows:

     (a) Section 24.2.(b) shall be amended by deleting the figure "110%" in each instance where it appears therein and substituting therefor the figure "100%"; and

     (b) Sections 24.2. (h) and (i) shall be amended to read as follows:

               "(h) "Base Real Estate Taxes" shall mean the R.E. Tax Share of the Real Estate Taxes for the Computation Year beginning on January 1, 1997 and ending on December 31, 1997.

               (i) "Base COM" shall mean the O.E. Share of the Cost of Operation and Maintenance for the Computation Year beginning on January 1, 1997 and ending on December 31, 1997."

     6. Effective on and after the Additional Premises Commencement Date, Article Twenty-six of the Original Lease shall be amended as follows:

     (a) by deleting the figure "$24,950.00" where it appears in Section 26.1. and substituting therefor the figure "$375,000.00"; and

     (b) by adding the following after Section 26.1.:

          "26.2 In lieu of maintaining the Cash Deposit with Landlord as provided in Section 26.1. above, Tenant may maintain with Landlord an unconditional, irrevocable, negotiable commercial letter of credit (a "Deposit L/C") in the amount of $375,000.00; provided, however, that Landlord shall in no event be obligated to accept a Deposit L/C for any amount less than $25,000, naming Landlord (or its designee) as beneficiary and authorizing the beneficiary to draw on the Bank (as hereinafter defined) in said amount, or any portion thereof, available by the beneficiary's sight draft, without presentation of any other documents, statements or authorizations. Every Deposit L/C shall be issued by a bank which is a member of the New York Clearing House Association (a "Bank" and shall be in form and substance acceptable to Landlord. Each Deposit L/C shall provide, among other things, that it shall be drawable, either in partial draws or in one draw for the full amount of the Deposit L/C, at the same time(s) and in the same amounts as the Cash Deposit might have been applied by Landlord pursuant to Section 26.1. (if the same had been deposited with Landlord as therein provided), upon the delivery to the Bank of Landlord's certificate to such effect. The Deposit L/C shall be transferable by Landlord and all transfer fees shall be paid by Tenant. The Bank shall further agree with drawers, endorsers, and all bona fide holders that drafts drawn under and in compliance with the terms of the Deposit L/C will be duly honored upon presentation to the Bank at an office location in Manhattan. The Deposit L/C shall also be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500.

          26.3 Landlord shall apply all amounts so drawn on a Deposit L/C in accordance with Section 26.1. hereof. If at any time the sum of the undrawn amount(s) of all Deposit L/C(s) then held by Landlord and any Cash Deposit then held by Landlord shall be less than $375,000.00, Tenant shall forthwith deposit with Landlord an additional Deposit L/C or an additional Cash Deposit equal to such deficiency.

          26.4 The Deposit L/C shall have a term of at least twelve (12) months, and it shall, by its terms, be renewed, automatically, each year, by the Bank, unless the Bank gives written notice to the beneficiary, at least sixty (60) days prior to the expiration date of the then existing Deposit L/C that the Bank elects that it not be renewed. If any Deposit L/C provides that the amount drawable thereunder shall cease to be available on a date which is sixty (60) days after the expiration of the term of this Lease or, in the case of a Renewal Term, the expiration of such Renewal Term, Tenant shall, at least thirty (30) days prior to the date specified in said Deposit L/C as being the date on which such drawable amount will cease to be available, either furnish to Landlord a renewal or extension of said Deposit L/C or a new Deposit L/C, or deposit with Landlord such amount of cash as shall, when added to any Cash Deposit then held by Landlord, equal $375,000.00. Failure to comply with the provisions of the preceding sentence prior to the commencement of said 30-day period shall be deemed to be a breach under this Lease and Landlord may, at any time during said 30-day period, draw upon such Deposit L/C and retain as a Cash Deposit hereunder the amount so drawn.

          26.5 If Tenant maintains a Cash Deposit pursuant to Section 26.1. above, then in such event the Cash Deposit shall be, at all times prior to the application thereof as provided in this Article, maintained on deposit by Landlord in an interest-bearing account in a federally insured (a) commercial bank, (b) savings bank or (c) savings and loan association, and, so long as Tenant is not in default in the due keeping, observance or performance of any of the terms and conditions of this Lease, Landlord will remit the interest accrued thereon to Tenant at least once each year, less Landlord's reasonable administrative fee associated with holding and investing the Cash Deposit.

          26.6. Provided Tenant (i) is not in default with respect to its obligation to pay Rent due to Landlord on a timely basis under the Lease and (ii) there is not then a default in the due keeping, observance or performance of any other term or condition of the Lease, then on and after the date which is the third anniversary of the Additional Premises Commencement Date, the Security Deposit shall be $77,533.00. In the event of any reduction of the Security Deposit as hereinabove provided, Landlord shall return to Tenant any amount held by Landlord in excess of the Security Deposit."

     7. As of the Additional Premises Commencement Date, Article Thirty-one of the Lease is hereby deleted in its entirety.

     8. INITIAL ALTERATIONS BY TENANT. (a) Tenant has submitted to Landlord plans (the "Working Drawings") described on Exhibit C attached hereto, showing the proposed Alterations to the Additional Premises (the "Initial Alterations"), which Working Drawings have been reviewed and consented to by Landlord. Such consent by Landlord shall not be deemed to be a representation or warranty that the same is properly designed to perform the function for which it is intended or complies with any applicable Requirement, but only that the Alteration is compatible with the design and structure of the Building.

     (b) The Alteration and the performance thereof shall all be in accordance with, and subject to, all of the terms and conditions of the Lease (including, but not limited to, Section 6. 1 (e)(i) - (vi) thereof), and shall at all times comply with (a) all applicable Requirements, and (b) with the reasonable rules, regulations and guidelines of Landlord. Tenant shall proceed with due dispatch to cause the Alteration as shown on such Working Drawings to be completed at Tenant's sole cost and expense, which Alteration shall include, but not be limited to, installation of a sprinkler system and fire alarm system for the Additional Premises.

     (c) Landlord agrees to pay Tenant toward payment of the cost of the work to be performed by Tenant in connection with Tenant's Initial Alterations of the Additional Premises, an amount not to exceed $377,190 ("Landlord's Contribution") provided that as of the date on which Landlord is required to make payment pursuant to paragraph (d) below: (i) the Lease is in full force and effect, and (ii) no default has occurred and is continuing. Tenant shall pay all costs of the Initial Alterations in excess of Landlord's Contribution. Landlord's Contribution shall be payable solely on account of labor directly related to the Initial Alterations and materials delivered to the Premises in connection with the Initial Alterations, except that Tenant may apply up to 5% of the Landlord's Contribution to pay "soft costs" incurred in connection with the Initial Alterations which shall be limited to the actual architectural, consulting and engineering fees incurred by Tenant in connection therewith. Tenant shall not be entitled to receive any portion of Landlord's Contribution not actually expended by Tenant in the performance of Initial Alterations in accordance with this Section 8 (c) nor shall Tenant have any right to apply any unexpended portion of Landlord's Contribution as a credit against rent or any other obligation of Tenant hereunder.

     (d) Landlord shall make progress payments to Tenant on a monthly basis, for the work performed during the previous month, less a retainage of 10% of each progress payment (the "Retainage"). Each of Landlord's progress payments will be limited to an amount equal to the aggregate amounts (reduced by the Retainage) theretofore paid by Tenant (as certified by the chief financial officer of Tenant and by Tenant's independent, licensed architect) to Tenant's contractors, subcontractors and material suppliers which have not been the subject of a previous disbursement from Landlord's Contribution. Provided that Tenant delivers requisitions to Landlord on or prior to the 10th day of any month, such progress payments shall be made within 30 days next following the delivery to Landlord of requisitions therefor, signed by a financial officer of Tenant, which requisitions shall set forth the names of each contractor and subcontractor to whom payment is due, and the amount thereof, and shall be accompanied by (i) with the exception of the first requisition, copies of partial waivers of lien from all contractors, subcontractors and material suppliers covering all work and materials which were the subject of previous progress payments by Landlord and Tenant, (ii) a written certification from Tenant's architect that the work for which the requisition is being made has been completed substantially in accordance with the plans and specifications approved by Landlord, and (iii) such other documents and information as Landlord may reasonably request. Any requisitions made following the 10th day of any month shall be paid no later than the last day of the month following the month in which such requisitions are made. Landlord shall disburse the Retainage upon submission by Tenant to Landlord of a requisition therefore, accompanied by all documentation required under this paragraph, together with (A) proof of the satisfactory completion of all required inspections and issuance of any required approvals, permits and sign-offs for the Initial Installations by all Governmental Authorities having jurisdiction thereover, (B) final "as-built" plans and specifications for the Alterations as required pursuant to Section 6.1.(e)(vi) of the Lease and (C) the issuance of final lien waivers by all contractors, subcontractors and material suppliers covering all of the Initial Installations. Notwithstanding anything to the contrary set forth in this paragraph, if Tenant fails to pay when due any sums due and payable to any of Tenant's contractors or material suppliers, Landlord shall have the right, but not the obligation, to promptly pay to such contractor or supplier all sums so due from Tenant, and sums so paid by Landlord shall be deemed Additional Rent and shall be paid by Tenant within 10 days after Landlord delivers to Tenant an invoice therefor. Notwithstanding the foregoing, but in all events subject to Tenant's obligation to keep the Additional Premises and the Building free of liens, Tenant shall not be required to deliver to

Landlord any general release or waiver of lien, as required by the preceding sentence, if Tenant shall be disputing in good faith the payment which would otherwise entitle Tenant to such release or waiver, provided that Tenant shall
(a) keep Landlord advised in a timely fashion of the status of any such dispute and the basis therefor, (b) maintain on deposit with Landlord such security as Landlord may reasonably request in connection with such disputed payment, and
(c) deliver to Landlord the general release or waiver of lien when any such dispute is settled.

     9. RELEASE OF SPACE. (a) The Lease is hereby amended so that the term and estate granted by the Lease with respect to space 'A' on the 9th Floor of the Building (the "Released Space") shall expire on the Surrender Date (as hereinafter defined) with the same effect as if the Surrender Date were the date specified in the Lease for the expiration of the term of the Lease with respect to the Released Space, unless the Lease shall have expired sooner pursuant to any of the other provisions of the Lease or pursuant to law. Provided Tenant is not in default under the Lease, the fixed rent payable under the Lease shall be reduced as of the Surrender Date by $149,700.00 per annum. Tenant shall terminate its occupancy of the Released Space not later than the Surrender Date in accordance with the terms and conditions of the Lease, including, but not limited to, Articles Four, Six and Nineteen. The term "Surrender Date" shall mean the date which is the earlier to occur of (i) June 30, 1997 and (ii) the date Tenant vacates and surrenders the Released Space and occupies the Additional Premises for the normal conduct of its business.

     (b) No consideration has been paid or is payable, by Landlord or Tenant, in connection with the early surrender of the Released Space, other than the acceptance by Landlord of the early surrender of the Released Space.

     (c) In applying the provisions of Article Twenty-four of the Lease, appropriate adjustments shall be made to reflect the surrender as aforesaid of the Released Space.

     (d) Tenant shall complete and timely submit all returns and questionnaires relating to New York City and State real property transfer tax laws and any other applicable real property transfer or gains tax laws (the taxes which are the subject of such laws are hereinafter collectively, "Transfer Taxes") in connection with the early surrender of the Released Space. Tenant shall timely pay all Transfer Taxes, if any, and shall deliver evidence, reasonably acceptable to Landlord, of such payment simultaneously to Landlord. Tenant shall indemnify, defend (with legal counsel reasonably acceptable to Landlord) and hold harmless Landlord from all losses, liabilities, interest, judgments, suits, demands, damages, costs and expenses (including attorneys' fees and disbursements incurred in the defense thereof) which Landlord may incur by reason of Tenant's failure to complete and timely submit any and all Transfer Tax returns and questionnaires and/or Tenant's failure to timely pay any and all Transfer Taxes. The provisions of this paragraph shall survive the expiration or earlier termination of the Lease.

     10. RIGHT OF FIRST OFFER. (a) Prior to the eighth anniversary of the Additional Premises Commencement Date, provided that (i) no default has occurred and is continuing and (ii) Tenant occupies the entire Premises Landlord will not enter into a lease with any other tenant covering the demise of either or both spaces 'V' and 'X' on the twenty-first (21st) Floor of the Building substantially as shown on Exhibit B attached hereto and incorporated herein (the "Adjacent Space" until a period of fifteen (15) days shall have elapsed after Landlord shall have notified Tenant that the Adjacent Space is or will be available for leasing. Landlord agrees that, if so requested by Tenant, it will negotiate in good faith with Tenant during said period of fifteen (15) days for the leasing of the entire Adjacent Space then available to Tenant upon terms mutually satisfactory to Landlord and Tenant. If mutually satisfactory terms with respect to the Adjacent Space have not been agreed to by Landlord and Tenant in a written agreement, fully executed and unconditionally delivered by both parties by the end of such period of fifteen (15) days, then Landlord shall have no further obligation to Tenant with respect to the Adjacent Space.

     (b) Notwithstanding anything herein contained to the contrary, the Adjacent Space shall not be deemed to be available for leasing to Tenant if (i) Landlord renews or extends, in whole or in part, the then existing lease covering the Adjacent Space or leases all or any part of the Adjacent Space to the then present lessee of the Adjacent Space, (ii) the Adjacent Space has been previously offered to Tenant, (iii) the Adjacent Space is being combined with other space in the Building for leasing to a single tenant or (iv) Rockefeller Center Business Center, an existing tenant, exercises any right or option to lease such space.

     11. Tenant will have use of the freight elevators without charge by Landlord for Tenant's initial move into the Additional Premises. Landlord agrees that Tenant will not be charged by Landlord for up to $1,200.00 of the cost of the inscription of the name of Tenant by Landlord on the door of the Additional Premises.

     12. BROKERAGE.

     (a) Each of Landlord and Tenant represents and warrants to the other that it has not dealt with any broker in connection with this Amendment other than Tishman Speyer Properties, L.P. ("Broker") and that, to the best of its knowledge, no other broker negotiated this Amendment or is entitled to any fee or commission in connection herewith. The execution and delivery of this

Amendment by each party shall be conclusive evidence that each party has relied upon the foregoing representations and warranties.

     (b) Each of Landlord and Tenant shall indemnify, defend, protect and hold the other party harmless from and against any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof which the indemnified party may incur by reason of any claim of or liability to any broker, finder or like agent (other than Broker) arising out of any dealings claimed to have occurred between the indemnifying party and the claimant in connection with this Amendment, or the above representation being false. The provisions of this Paragraph 12 shall survive the expiration or earlier termination of the term of this Amendment.

     13. NO MODIFICATION. Except as set forth herein, nothing contained in this Amendment shall be deemed to amend or modify in any respect the terms, provisions, or conditions of the Lease and such terms, provisions, and conditions shall remain in full force and effect as modified hereby.

     14. REPRESENTATIONS. Landlord and Tenant each represents and warrants to the other that as of the date hereof, (i) the Lease is in full force and effect and (ii) no written notices of default have been delivered by Landlord or Tenant to the other party and remain outstanding.

     15. MISCELLANEOUS.

     (a) This Amendment contains the entire understanding of the parties with respect to the subject matter hereof.

     (b) This Amendment shall be governed by the laws of the State of New York without giving effect to conflict of laws principles thereof.

     (c) This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their successors and permitted assigns.

     (d) The captions, headings, and titles in this Amendment are solely for convenience of reference and shall not affect its interpretation.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.


                                  RCPI TRUST
                                  By Tishman Speyer Properties, L.P., its Agent



                                  By: /s/ Philip M. Waterman III
                                     ------------------------------------------
                                          Philip M. Waterman III



                                  GHA MANAGEMENT CORPORATION


                                  By: Garo H. Armen
                                     ------------------------------------------
                                                  Vice President

                                   EXHIBIT A


                            [Drawing of Floor Plan]

                                   EXHIBIT B


                            [Drawing of Floor Plan]

                                  EXHIBIT 'C'


Drawing as submitted by:

Theodore R. Hammen & Associates
188 Main Street
Roslyn, N.Y. 11576


Drawing Number                 Dated
--------------                 -----

6EN-1                        11/18/96
21-AO1                       11/18/96
21-AO2                       11/18/96
21-AO3                       11/18/96
21-AO4                       11/18/96
21-AO5                       11/18/96



Lawrence G. Kolloff 7 Associates, Inc.
130 West 30th Street
New York, N.Y. 10001


Drawing Number                 Dated
--------------                 -----

E-21-1                       11/7/96
E-21-2                       11/7/96
E-21-3                       11/7/96
SP-21-1                      11/7/96
P-21-1                       11/7/96
M-21-1                       11/7/96

                           SECOND AMENDMENT TO LEASE

     This SECOND AMENDMENT TO LEASE dated as of February 25th, 2000 (this "AMENDMENT") between RCPI TRUST, a Delaware business trust having an office c/o Tishman Speyer Properties, L.P., 45 Rockefeller Plaza, New York, New York 10111 ("LANDLORD") and GHA MANAGEMENT CORPORATION, a New York corporation having an office at 630 Fifth Avenue, New York, New York 10111 ("TENANT").

                                  WITNESSETH:

     WHEREAS, Landlord's predecessor-in-interest, Rockefeller Center Properties, and Tenant entered into that certain Lease dated December 6, 1995 (the
"ORIGINAL LEASE"), as amended by that certain First Amendment of Lease (the "FIRST AMENDMENT") dated as of October 23, 1996 (as amended, the "ORIGINAL LEASE"), covering a portion of the 21st floor of the building located at 630 Fifth Avenue, New York, New York (the "BUILDING"), all as more particularly described in the Original Lease; and

     WHEREAS, Landlord and Tenant desire to modify the Original Lease to (i) provide for the leasing by Tenant of a portion of the 16th floor of the Building, designated as Space 'B', and being more particularly shown on EXHIBIT A attached hereto (the "SECOND ADDITIONAL PREMISES") and (ii) otherwise modify the terms and conditions of the Original Lease, all as hereinafter set forth (the Original Lease, as modified by this Amendment, the "Lease").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. CAPITALIZED TERMS. All capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Original Lease. The recital clauses set forth above are incorporated herein by reference.

     2. LEASE OF SECOND ADDITIONAL PREMISES. (a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, subject and subordinate to the Qualified Encumbrances, the Second Additional Premises for a term commencing on the date that Landlord delivers possession of the Second Additional Premises to Tenant free of all tenancies and occupants (the "SECOND ADDITIONAL PREMISES COMMENCEMENT DATE"); provided, however, Tenant shall not be required to accept possession of the Second Additional Premises prior to March 15, 2000, and ending on July 31, 2004 (the "SECOND ADDITIONAL PREMISES EXPIRATION DATE"), or such earlier date upon which the term of the Lease may expire or be terminated pursuant to any of the conditions of limitation or other provisions of the Lease or pursuant to law, upon all of the terms and conditions of the Original Lease, as modified by this Amendment.

          (b) Landlord shall deliver possession of the Second Additional Premises to Tenant on the Second Additional Premises Commencement Date. Landlord shall not be liable for failure to deliver possession of the Second Additional Premises to Tenant on any specified date, and such failure shall not impair the validity of this Amendment. There shall be no postponement of the Second Additional Premises Commencement Date for any delay in the delivery of possession of the Second Additional Premises to Tenant that results from any Tenant Delay. The provisions of this paragraph are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law or any successor Requirement.

          (c) Effective as of the Second Additional Premises Commencement Date, Tenant shall lease the Second Additional Premises upon all of the terms and conditions of the Original Lease, except as follows:

          (i) The fixed rent payable under the Lease with respect to the Second Additional Premises shall be an amount equal to (x) $114,684.00 per annum ($9,557.00 per month) for the period commencing 3 months following the Second Additional Premises Commencement Date and ending on the Second Additional Premises Expiration Date, both dates inclusive. Tenant shall pay one installment of fixed rent upon the execution and delivery of this Lease. If the Second Additional Premises Commencement Date is on the first day of the month, such payment shall be credited towards such month's installment of fixed rent. If the Second Additional Premises Commencement Date is not the first day of a month, then on the Second Additional Premises Commencement Date Tenant shall pay fixed rent for the period from the Second Additional Premises Commencement Date through the last day of such month, and the payment made by Tenant on the date of execution and delivery of this Lease shall be credited towards Monthly Rent for the next succeeding calendar month.

          (ii) The Second Additional Premises shall be deemed to consist of 2,012 rentable square feet for all purposes of the Lease.

          (iii) Tenant shall pay all additional rent payable pursuant to the Original Lease including ARTICLE TWENTY-FOUR thereof, except with respect to the Second Additional Premises only, (i) "BASE REAL ESTATE TAXES" shall mean the R.E. Tax Share of the Real Estate Taxes for the Tax Year beginning on January 1, 2000 and ending on December 31, 2000 (i.e., one-half of the R.E. Tax Share of the Real Estate Taxes for the Tax Year beginning on July 1, 1999 and ending on June 30, 2000 and one-half of the R.E. Tax Share of the Real Estate Taxes for the Tax Year beginning on July 1, 2000 and ending on June 30, 2001) and (ii)"BASE COM" shall mean the O.E. Share of the Cost of Operation and Maintenance for the Computation Year beginning on January 1, 2000 and ending on December 31, 2000.

          (iv) Tenant has inspected the Second Additional Premises and agrees
     (i) to accept possession of the Second Additional Premises in the "as is" condition existing on the Second Additional Premises Commencement Date,
     (ii) that neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Second Additional Premises or the Building except as expressly set forth herein, and
     (iii) Landlord has no obligation to perform any work, supply any materials, incur any expense or make any alterations or improvements to the Second Additional Premises to prepare the Second Additional Premises for Tenant's occupancy. Tenant's occupancy of any part of the Second Additional Premises shall be conclusive evidence, as against Tenant, that (A) Tenant has accepted possession of the Second Additional Premises in their then current condition, and (B) the Second Additional Premises and the Building are in a good and satisfactory condition as required by this Amendment.

          (v) In addition to the Deposit L/C currently held by Landlord, Tenant shall, upon execution of this Amendment, deliver to Landlord as additional security for the faithful performance and observance by Tenant of the terms, covenants and conditions of the Lease, cash in the amount of $47,785.00 (the "ADDITIONAL SECURITY DEPOSIT"). Upon the delivery thereof, the Additional Security Deposit shall be deemed to be part of the security deposit pursuant to the provisions of ARTICLE TWENTY-SIX of the Original Lease for all purposes of the Lease. If Tenant (i) has not previously defaulted in its obligation to pay fixed rent or additional rent to Landlord within the time periods set forth in the Lease beyond any applicable notice and cure period and (ii) is not then in default in the due keeping, observance or performance of any term or condition of this Lease, then provided Tenant complies with the provisions of this clause
     (v), on or after the 3rd anniversary of the Second Additional Premises Commencement Date, the Additional Security Deposit shall be reduced to an amount equal to $23,892.50. Landlord shall, within 30 Business Days following notice by Tenant to Landlord that Tenant is entitled to reduce the Additional Security Deposit pursuant to this clause (v), deliver to Tenant the amount by which the Additional Security Deposit is reduced.

          (vi) The provisions of Article Thirty of the Original Lease shall apply with respect to the Second Additional Premises, except that (x) as part of the work to be performed thereunder, Tenant shall be required to install a sprinkler, fire alarm and life-safety system meeting Landlord's Building-standard specifications therefor and (y) the number "67,385.00" in
     SECTION 30.5 of the Original Lease shall be replaced with "60,360.00".

          (vii) Tenant shall maintain in good order and repair, the sprinkler system and fire-alarm and life-safety system serving the Second Additional Premises. Such maintenance shall be performed by Tenant in accordance with the Lease, the rules and regulations and all Requirements. If the Fire Insurance Rating Organization or any Governmental Authority or any of Landlord's insurers requires or recommends any modifications or Alterations be made or any additional equipment be supplied in connection with the sprinkler system or fire-alarm and life-safety system serving the Building or the Second Additional Premises by reason of Tenant's business, or the location of the partitions, trade fixtures, or other contents of the Second Additional Premises, Landlord (to the extent such modifications or Alterations are structural, affect any Building System or involve the performance of work outside the Second Additional Premises), or Tenant (to the extent such modifications or Alterations are nonstructural, do not affect any Building System and do not involve the performance of work outside the Second Additional Premises) shall make such modifications or Alterations, and supply such additional equipment, in either case at Tenant's expense.

          (viii) Except as provided in this Amendment, all references in the Original Lease to the "Premises" shall be deemed to include the Second Additional Premises for all purposes of the Lease. With respect to the Second Additional Premises only, all references in the Original Lease to "term" or "term of this Lease" or words of similar import shall be deemed to refer to the term of the leasing of the Second Additional Premises commencing on the Second Additional Premises Commencement Date and ending on the Second Additional Premises Expiration Date.

          (ix) SECOND ADDITIONAL PREMISES END OF TERM. (a) EXPIRATION. Upon the Second Additional Premises Expiration Date or the expiration or other termination of the Lease, Tenant shall quit and surrender the Second Additional Premises to Landlord, vacant, broom clean and in good order and condition, ordinary wear and tear and damage for which Tenant is not responsible under the terms of the Lease excepted, and Tenant shall remove all of Tenant's personal property and any alterations made by Tenant or on Tenant's behalf within the Second Additional Premises and Center.

          (b) HOLDOVER RENT. Landlord and Tenant recognize that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Second Additional Premises may be substantial, may exceed the amount of the fixed rent and additional rent theretofore payable hereunder, and will be impossible to accurately measure. Tenant, therefore, agrees that if possession of the Second Additional Premises is not surrendered to Landlord on or before the Second Additional Premises Expiration Date or sooner termination of the Term, in addition to any other rights or remedies Landlord may have hereunder or at law, Tenant shall:

               (x) pay to Landlord for each month (or any portion thereof) during which Tenant holds over in the Second Additional Premises after the Second Additional Premises Expiration Date or sooner termination of the Term, a sum equal to the greater of (1) two times the fixed rent and additional rent applicable to the Second Additional Premises payable under the Lease for the last full calendar month of the Term, or (2) one and one-half times the fair market rental value of the Second Additional Premises for such month (as reasonably determined by Landlord);

               (y) be liable to Landlord for (1) any payment or rent concession which Landlord may be required to make to any tenant obtained by Landlord for all or any part of the Second Additional Premises (a "New Tenant") in order to induce such New Tenant not to terminate its lease by reason of the holding-over by Tenant, and (2) the loss of the benefit of the bargain if any New Tenant shall terminate its lease by reason of the holding-over by Tenant; and

          (c) indemnify Landlord against all claims for damages by any New
     Tenant.

     No holding-over by Tenant, nor the payment to Landlord of the amounts specified above, shall operate to extend the Term. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Second Additional Premises after the Second Additional Premises Expiration Date or sooner termination of the Lease, and no acceptance by Landlord of payments from Tenant after the Second Additional Premises Expiration Date or sooner termination of the Term shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this clause (ix). Nothing contained in this clause (ix) shall be deemed to modify the provisions of Section 25.7 of the Original Lease with respect to a holdover by Tenant in that portion of the Premises that excludes the Second Additional Premises.

          (d) WAIVER OF STAY. Tenant expressly waives, for itself and for any person or entity claiming through or under Tenant, any rights which Tenant or any such person or entity may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force, in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing provisions of this clause (ix).

          3. MODIFICATIONS. Effective as of the date hereof, the Original Lease shall be amended as follows:

     (a) SECTION 6.1 of the Original Lease shall be amended by adding the following provisions at the end thereof:

          "(1) TENANT IS HEREBY NOTIFIED THAT THE PREMISES ARE SUBJECT TO THE JURISDICTION OF THE LANDMARKS PRESERVATION COMMISSION. IN ACCORDANCE WITH SECTIONS 25-305, 25-306, 25-309 AND 25-310 OF THE ADMINISTRATIVE CODE OF THE CITY OF NEW YORK AND THE RULES SET FORTH IN TITLE 63 OF THE RULES OF THE CITY OF NEW YORK, ANY DEMOLITION, CONSTRUCTION, RECONSTRUCTION, ALTERATION OR MINOR WORK AS DESCRIBED IN SUCH SECTIONS AND SUCH RULES MAY NOT BE COMMENCED WITHIN OR AT THE PREMISES WITHOUT THE PRIOR WRITTEN APPROVAL OF THE LANDMARKS PRESERVATION COMMISSION. TENANT IS NOTIFIED THAT SUCH DEMOLITION, CONSTRUCTION, RECONSTRUCTION, ALTERATIONS OR MINOR WORK INCLUDES, BUT IS NOT LIMITED TO, (a) WORK

          TO THE EXTERIOR OF THE PREMISES INVOLVING WINDOWS, SIGNS, AWNINGS, FLAGPOLES, BANNERS AND STOREFRONT ALTERATIONS AND (b) INTERIOR WORK TO THE PREMISES THAT (i) REQUIRES A PERMIT FROM THE DEPARTMENT OF BUILDINGS OR (ii) CHANGES, DESTROYS OR AFFECTS AN INTERIOR ARCHITECTURAL FEATURE OF AN INTERIOR LANDMARK OR AN EXTERIOR ARCHITECTURAL FEATURE OF AN IMPROVEMENT THAT IS A LANDMARK OR LOCATED ON A LANDMARK SITE OR IN A HISTORIC DISTRICT.

          (m) Without limiting the provisions of Section 6.1, Tenant shall submit to Landlord for its prior approval all applications for Certificates of Appropriateness or other similar requests (including applications for modifications of Certificates of Appropriateness or other similar requests previously granted) from Landmarks Preservation Commission ("LPC"). Tenant shall keep Landlord apprised of all LPC proceedings and shall deliver copies of all notices, approvals and rejections received by Tenant from LPC. At Landlord's request, Tenant shall use Landlord's designated LPC consultant to prosecute all filings with LPC for a Certificate of Appropriateness or other similar requests."

               (b) ARTICLE FOURTEEN of the Original Lease is modified by replacing the Landlord's address described therein with the following addresses:
"RCPI Trust, c/o Tishman Speyer Properties, L.P., 45 Rockefeller Plaza, New York, New York 10111, Attention: Property Manager - 630 Fifth Avenue, with copies to (1) Office of the Center, 45 Rockefeller Plaza, New York, New York 10111, Attention: General Counsel, (2) Office of the Center, 45 Rockefeller Plaza, New York, New York 10111, Attention: Controller, and (3) Tishman Speyer Properties, L.P., 520 Madison Avenue, New York, New York 10022, Attention:
General Counsel."

               (c) ARTICLE TWENTY-FIVE of the Original Lease is amended by adding the following Section 25.14 at the end thereof:

          "25.14 Unless Landlord shall render notice to Tenant to the contrary, Tishman Speyer Properties, L.P. is authorized to act as Landlord's agent ("LANDLORD'S AGENT") in connection with the performance of this Lease, and Tenant shall direct all correspondence and requests to, and shall be entitled to rely upon correspondence received from, Tishman Speyer Properties, L.P., as agent for Landlord in accordance with ARTICLE FOURTEEN. Tenant acknowledges that Tishman Speyer Properties, L.P. is acting solely as agent for Landlord in connection with the foregoing; and neither Tishman Speyer Properties, L.P. nor any of its direct or indirect partners, officers, shareholders, directors, employees, principals, agents or representatives shall have any liability to Tenant in connection with this Lease, and Tenant waives any and all claims against any and all of such parties arising out of, or in any way connected with, this Lease, the Building or the Center."

               (d) The Rules and Regulations attached to the Original Lease are deleted in their entirety and the Rules and Regulations attached hereto as EXHIBIT B shall be inserted in place thereof.

               (e) Paragraphs 4 and 8 of the First Amendment shall be deleted in their entirety.

          4. BROKERAGE. Each of Landlord and Tenant represents and warrants to the other that it has not dealt with any broker in connection with this Amendment other than Tishman Speyer Properties, L.P. ("BROKER") and that, to the best of its knowledge, no other broker negotiated this Amendment or is entitled to any fee or commission in connection herewith. Landlord shall pay Broker any commission which may be due in connection with this Amendment pursuant to a separate agreement. Each of Landlord and Tenant shall indemnify, defend, protect and hold the other party harmless from and against any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof which the indemnified party may incur by reason of any claim of or liability to any broker, finder or like agent (other than Broker) arising out of any dealings claimed to have occurred between the indemnifying party and the claimant in connection with this Amendment, or the above representation being false. The provisions of this PARAGRAPH 4 shall survive the expiration or earlier termination of the term of the Lease.

          5. REPRESENTATIONS AND WARRANTIES. Tenant represents and warrants to Landlord that, as of the date hereof, (a) the Original Lease is in full force and effect and has not been modified except pursuant to this Amendment; (b) there are no defaults existing under the Lease; (c) there exist no valid abatements, causes of action, counterclaims, disputes, defenses, offsets, credits, deductions, or claims against the enforcement of any of the terms and conditions of the Lease; and (d) this Amendment has been duly authorized, executed and delivered by Tenant and constitutes the legal, valid and binding obligation of Tenant.

          6.   MISCELLANEOUS.

               (a) Except as set forth herein, nothing contained in this Amendment shall be deemed to amend or modify in any respect the terms of the Original Lease and such terms shall remain in full force and effect as modified hereby. If there is any inconsistency between the terms of this Amendment and the terms of the Original Lease, the terms of this Amendment shall be controlling and prevail.

               (b) This Amendment contains the entire agreement of the parties with respect to its subject matter and all prior negotiations, discussions, representations, agreements and understandings heretofore had among the parties with respect thereto are merged herein.

               (c) This Amendment may be executed in duplicate counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

               (d) This Amendment shall not be binding upon Landlord or Tenant unless and until Landlord shall have delivered a fully executed counterpart of this Amendment to Tenant.

               (e) This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their successors and permitted assigns.

               (f) This Amendment shall be governed by the laws of the State of New York without giving effect to conflict of laws principles thereof.

               (g) The captions, headings, and titles in this Amendment are solely for convenience of reference and shall not affect its interpretation.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

                                LANDLORD:

                                RCPI TRUST
                                By: Tishman Speyer Properties, L.P., its Agent

                                By: /s/ Geoffrey P. Wharton
                                    ------------------------------------------
                                    Geoffrey P. Wharton,
                                    Senior Managing Director


                                TENANT:

                                GHA MANAGEMENT CORPORATION

                                By: /s/ Garo Armen
                                    ------------------------------------------
                                    Garo Armen, President

                                   EXHIBIT A
                                   ---------


                     SECOND ADDITIONAL PREMISES FLOOR PLAN
                     -------------------------------------

The floor plan that follows is intended solely to identify the general location of the Second Additional Premises of the Building and should not be used for any other purpose. All areas, dimensions, and locations are approximate, and any physical conditions indicated may not exist as shown.

                  [layout of the Rockefeller Center Floor 16]

                                   EXHIBIT B
                                   ---------


                             RULES AND REGULATIONS
                             ---------------------

     1. The rights of Tenant in the sidewalks, entrances, corridors, stairways, elevators and escalators of the Building are limited to ingress to and egress from the Premises for Tenant and any other Tenant Party, and Tenant shall not invite to the Premises, nor permit the visit thereto by, persons in such numbers or under such conditions as to interfere with the use and enjoyment by others of the sidewalks, entrances, corridors, stairways, elevators, escalators or any other facilities of the Building. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by any Tenant Party. Landlord shall have the right to regulate the use of and operate the public portions of the Building, as well as portions furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

     2. Landlord may refuse admission to the Building outside of Business Hours to any person not having a pass issued by Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of Business Hours to register. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character, reputation and interests of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion, Landlord may prohibit all access to the Building during the continuance of the same, by closing doors or otherwise, for the safety of the tenants or protection of property in the Building. Landlord shall, in no way, be liable to Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Premises or the Building under the provisions of this rule. Landlord may require any person leaving the Building with any package or other object to exhibit a pass from Tenant from whose Premises the package or object is being removed, but the establishment or enforcement of such requirement shall not impose any responsibility on Landlord for the protection of Tenant against the removal of property from the Premises of Tenant.

     3. Tenant shall not obtain or accept for use in the Premises ice, drinking water, food, beverage, towel, linen, uniform, barbering, bootblacking or similar or related services from any persons not authorized by Landlord to furnish such services. Such services shall be furnished only at such hours, in such places within the Premises and under such regulations as may be fixed by Landlord.

     4. Where any damage to the public portions of the Building or to any portions used in common with other tenants is caused by any Tenant Party, the cost of repairing the same shall be paid by Tenant upon demand.

     5. No lettering, sign, advertisement, trademark, emblem, notice or object shall be displayed in or on the windows or doors, or on the outside of the Premises, or at any point inside the Premises where the same might be visible outside the Premises, except that the name of Tenant may be displayed on the entrance door of the Premises, subject to the approval of Landlord as to the location, size, color and style of such display. The inscription of the name of Tenant on the door of the Premises shall be done by Landlord and the expense thereof shall be paid by Tenant to Landlord.

     6. No awnings or other projections of any kind over or around the windows or entrances of the Premises shall be installed by Tenant, and only such window blinds and shades as are approved by Landlord shall be used in the Premises. Tenants shall be prohibited from opening the windows. Linoleum, tile or other floor covering shall be laid in the Premises only in a manner approved by Landlord.

     7. Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon the Premises. If, in the judgment of Landlord, it is necessary to distribute the concentrated weight of any safe or heavy object, the work involved in such distribution shall be done in such manner as Landlord shall determine and the expense thereof shall be paid by Tenant. The moving of safes and other heavy objects shall take place only upon previous notice to, and at times and in a manner approved by, Landlord, and the persons employed to move the same in and out of the Building shall be acceptable to Landlord. No machines, machinery or electrical or electronic equipment or appliances of any kind shall be placed or operated so as to disturb other tenants. Freight, furniture, business equipment, merchandise and packages of any description shall be delivered to and removed from the Premises only in the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Landlord.

     8. No noise, including the playing of any musical instrument, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by Tenant. No animals (except for seeing-eye dogs) shall be brought into or kept in the Building or the Premises. No dangerous, inflammable, combustible or explosive object or material shall be brought into or kept in the Building by Tenant or with the permission of Tenant, except as permitted by law and the insurance companies insuring the Building or the property therein. Tenant shall not cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in or emanate from the Premises.

     9. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in the Premises and no lock on any door shall be changed or altered in any respect. Duplicate keys for the Premises and toilet rooms shall be procured only from Landlord, and Tenant shall pay to Landlord Landlord's reasonable charge therefor. Upon the expiration or termination of this Lease, all keys of the Premises and toilet rooms shall be delivered to Landlord.

     10. All entrance doors in the Premises shall be left locked by Tenant when the Premises are not in use. No door (other than a door in an interior partition of the Premises) shall be left open at any time.

     11. Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed by Landlord when, in its judgment, it deems it necessary, desirable or proper for its best interest or for the best interests of the tenants, and no recision, alteration or waiver of any rule or regulation in favor of one tenant shall operate as a recission, alteration or waiver in favor of any other tenant. Landlord shall not be responsible to Tenant for the nonobservance or violation by any other tenant of any of the rules or regulations at any time prescribed by Landlord.

     12. Tenant shall promptly notify Landlord of any inspection of the Premises by governmental agencies having jurisdiction over matters involving health or safety.

     13. Tenant shall be responsible for maintaining the Premises rodent and insect free. Extermination services shall be provided by Tenant on a monthly basis and additionally as required by Landlord.

     14. All food storage areas shall be adequately protected against vermin entry by a contractor approved in advanced by Landlord.

     15. Drain pipes shall be kept free of obstructions and operable at all times.

     16. Exit signs shall be illuminated, and other exit identification shall be operable, at all times.

     17. Emergency lighting, including battery components, shall be in good working condition at all times.

     18. Tenant shall not bring or keep, or allow to be brought or kept, in the Building, any bicycles, roller blades, in line or other skates or other type of wheeled pedestrian form of locomotion.

     19.  Mail pick-up and delivery shall be responsibility of Tenant.



                                      B-3